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SCHEDULE 14A
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HARRIS STRATEX NETWORKS, INC.
637 Davis Drive, Morrisville, NC 27560

Notice of 2009 Annual Meeting of Stockholders
To Be Held on November 19, 2009

TO THE HOLDERS OF CLASS A COMMON STOCK OF HARRIS STRATEX NETWORKS, INC.

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of Harris Stratex Networks, Inc. will be held at our facilities, located at 120 Rose Orchard Way, San Jose, California, on Thursday, November 19, 2009 at 2:30 p.m., local time, for the following purposes:

1. Election of eight Class A directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

2. Ratification of the appointment by our Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2010.

3. Approval of the 2010 Employee Stock Purchase Plan.

4. Approval of the Amended and Restated 2007 Stock Equity Plan.

5. Approval of the Amended and Restated Certificate of Incorporation.

6. The transaction of such other business as may properly come before the annual meeting, or any adjournments or postponements thereof.

Only holders of Class A common stock of record at the close of business on September 22, 2009 are entitled to notice of and to vote at the Annual Meeting and all adjournments or postponements thereof.

Whether or not you expect to attend in person, we urge you to submit a proxy to vote your shares in accordance with the instructions that we provide to you and as set forth in the proxy statement for the 2009 Annual Meeting. This will help ensure the presence of a quorum at the meeting.

By Order of the Board of Directors

/s/  Meena Elliott
Vice President, General Counsel and Secretary

October 7, 2009

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on November 19, 2009

This proxy statement, the proxy card and our 2009 Annual Report are available at
http://www.proxydocs.com/HSTX

Page

ABOUT THE MEETING	1
What is the purpose of the meeting?	1
What is the record date, and who is entitled to vote at the meeting?	1
What are the voting rights of the holders of Harris Stratex common stock at the meeting?	1
Who can attend the Annual Meeting?	2
How do I vote?	2
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?	2
How can I access the proxy materials and annual report on the Internet?	2
Why are we soliciting proxies?	2
How do I revoke my proxy?	2
What vote is required to approve each item?	3
What constitutes a quorum, abstention, and broker “non-votes”?	3
Who pays for the cost of solicitation?	3
What is the deadline for submitting proposals and director nominations for the 2010 Annual Meeting?	3
Who will count the votes?	4
CORPORATE GOVERNANCE	4
Board Members	4
Board and Committee Meetings and Attendance	5
Directors’ Biographies	5
Board of Directors Committees	7
Audit Committee	8
Compensation Committee	8
Compensation Committee Interlock and Insider Participation	8
Governance and Nominating Committee	8
Stockholder Communications with the Board	9
Code of Conduct	9
TRANSACTIONS WITH RELATED PERSONS	9
DIRECTOR COMPENSATION AND BENEFITS	11
Fiscal 2009 Compensation of Non-Employee Directors	12
Indemnification	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	15
INDEPENDENT AUDITOR’S FEES	17
EXECUTIVE COMPENSATION	17
Compensation Discussion and Analysis	17
Compensation Committee Report	23
Summary Compensation Table	24
Grants of Plan-Based Awards in Fiscal 2009	27
Outstanding Equity Awards at Fiscal Year-End 2009	28
Option Exercises and Stock Vested in Fiscal 2009	30
Equity Compensation Plan Summary	30

ii

HARRIS STRATEX NETWORKS, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 19, 2009

This proxy statement (“Proxy Statement”) applies to the solicitation of proxies by the Board of Directors (“Board”) of Harris Stratex Networks, Inc. (which we refer to as the “Company,” “we,” “our,” and “ours”) for use at the 2009 Annual Meeting of Stockholders, to be held at 2:30 p.m., local time, November 19, 2009, and any adjournments or postponements thereof. The annual meeting will be held at our facilities located at 120 Rose Orchard Way, San Jose, California. The telephone number at that location is (408) 943-0777. These proxy materials will be available over the Internet and for those that have requested to receive the materials in hard copy, the proxy materials are being mailed on or about October 7, 2009 to our stockholders entitled to notice of and to vote at the annual meeting.

ABOUT THE MEETING

What is the purpose of the meeting?

The purpose of the 2009 Annual Meeting of Stockholders is to obtain stockholder action on the matters outlined in the notice of meeting included with this Proxy Statement. All holders of shares of Class A common stock (the only Class of common stock issued and outstanding) of record at the close of business on September 22, 2009 are entitled to notice of and to vote at the Annual Meeting and all adjournments or postponements thereof. Our Class A common stockholders will vote to elect eight directors, ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2010, approve the 2010 Employee Stock Purchase Plan, approve the Amended and Restated 2007 Stock Equity Plan and approve the Amended and Restated Certificate of Incorporation. In addition, management will report on its 2009 performance and respond to stockholders’ questions at the annual meeting.

What is the record date, and who is entitled to vote at the meeting?

The record date for the stockholders entitled to vote at the annual meeting is September 22, 2009. The record date was established by the Board as required by the Delaware General Corporation Law, or DGCL, and our Bylaws. Owners of record of shares of our common stock at the close of business on the record date are entitled to receive notice of the annual meeting and to vote at the annual meeting, and at any adjournments or postponements thereof. You may vote all shares that you owned as of the record date.

What are the voting rights of the holders of Harris Stratex common stock at the meeting?

Each outstanding share of our Class A common stock is entitled to one vote on each matter considered at the annual meeting. As of the record date of September 22, 2009, the number of outstanding shares of Class A common stock was 58,890,228.

From the time we acquired Stratex Networks, Inc. on January 26, 2007, Harris Corporation (“Harris”) owned 32,913,377 shares or 100% of our Class B common stock which approximated 56% of the total shares of our common stock. On March 31, 2009, Harris issued a press release announcing that its Board of Directors approved the spin-off to its shareholders of all the shares of the Company owned by Harris. The spin-off took place in the form of a taxable pro rata stock dividend payable on May 27, 2009 to the Harris shareholders of record as of 5:30 p.m. Eastern Time on May 13, 2009, the record date for the spin-off dividend. Harris shareholders received approximately 0.24 of a share of our Class A common stock for every share of Harris common stock they owned on the record date. As such, following the distribution and as of the record date of September 22, 2009 for our annual meeting, only shares of our Class A common stock were outstanding and no shares of Class B common stock were outstanding.

Who can attend the Annual Meeting?

Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

If your shares are held in “street name” (that is, through a bank, broker or other holder of record) and you wish to attend the annual meeting, you must bring a copy of a bank or brokerage statement reflecting your stock ownership as of the record date to the annual meeting.

How do I vote?

Stockholders of record can direct their votes by proxy as follows:

•	Via the Internet: Stockholders may submit voting instructions to the proxy holders through the Internet by following the instructions included with the proxy card.

•	By Telephone: Stockholders may submit voting instructions to the proxy holders by telephone by following the instructions included with the proxy card.

•	By Mail: Stockholders may sign, date and return proxy cards in the pre-addressed, postage-paid envelope that will be provided if a printed proxy statement is requested.

•	At the Meeting: If you attend the annual meeting, you may vote in person by ballot, even if you have previously returned a proxy card.

If you are the beneficial owner of shares held in street name, the nominee holding your shares will send you separate instructions describing the procedure for voting your shares. Street name stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to SEC rules, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request delivery of annual meeting proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I access the proxy materials and annual report on the Internet?

This Proxy Statement, the form of proxy card, the Notice and our annual report on SEC Form 10-K for the fiscal year ended July 3, 2009 are available at www.proxydocs.com/HSTX.

Why are we soliciting proxies?

In lieu of personally attending and voting at the 2009 annual meeting, you can appoint a proxy to vote on your behalf. We are soliciting your vote so all shares of our Class A common stock may be voted at the annual meeting and have designated proxy holders to whom you may submit your voting instructions. The proxy holder for the annual meeting is our General Counsel and Secretary, Meena Elliott.

How do I revoke my proxy?

If the shares of Class A common stock are held in your name, you may revoke your proxy given pursuant to this solicitation at any time before your shares are voted by:

•	delivering a written notice of revocation to the Company’s Secretary, Meena Elliott, at 120 Rose Orchard Way, San Jose, CA 95134;

•	executing and delivering a proxy card bearing a later date to the Company’s Secretary at the same address;

•	submitting another proxy by Internet or telephone (the latest dated proxy will control); or

•	attending the annual meeting and voting in person.

If your shares are held in street name, you should follow the directions provided by the nominee institution that holds your shares regarding proxy revocation. Your attendance at the annual meeting after having executed and delivered a valid proxy card will not in and of itself constitute revocation of your proxy.

What vote is required to approve each item?

The director nominees will be re-elected by a plurality of the votes cast. Our stockholders may not cumulate votes in the re-election of the director nominees. The director nominees receiving the highest number of affirmative votes of the shares present in person or by proxy at the annual meeting and entitled to vote will be elected. Ratification of the selection by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm and approval of each of the 2010 Employee Stock Purchase Plan and Amended and Restated 2007 Stock Equity Plan requires the affirmative vote of the majority of the stockholders present in person or by proxy at the annual meeting and entitled to vote. Approval of the Amended and Restated Certificate of Incorporation requires the affirmative vote of the majority of the stockholders entitled to vote at the annual meeting.

What constitutes a quorum, abstention, and broker “non-votes”?

The presence at the annual meeting either in person or by proxy of a majority of the outstanding shares of our Class A common stock will constitute a quorum for the transaction of business at the annual meeting.

Under the DGCL, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting. A broker “non-vote” occurs when a broker or other nominee holding shares in street name for a beneficial owner signs and submits a proxy or votes with respect to shares of common stock held in a fiduciary capacity, but does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner or because the broker elects not to vote on a matter as to which it does have discretionary voting power. Under the rules governing brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of Class A Directors and the ratification of the selection of our independent public accounting firm. With respect to Proposal No. 1, which requires a plurality vote, broker “non-votes” will have no effect. With respect to Proposal No. 2 (ratification of the selection of our independent registered public accounting firm), Proposal No. 3 (approval of the 2010 Employee Stock Purchase Plan), and Proposal No. 4. (approval of the Amended and Restated 2007 Stock Equity Plan), each of which requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote, broker “non-votes” will have the same effect as a negative vote. For Proposal No. 5 (approval of the Amended and Restated Certificate of Incorporation), which requires the affirmative vote of the majority of stockholders entitled to vote at the annual meeting, broker “non-votes” will have the same effect as a negative vote.

Who pays for the cost of solicitation?

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials that may be furnished to our stockholders and the maintenance and operation of the website providing Internet access to these proxy materials. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock and maintaining the Internet access for such materials and the submission of proxies. We may supplement the original solicitation of proxies by mail, by solicitation by telephone, telegram, or other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services.

What is the deadline for submitting proposals and director nominations for the 2010 Annual Meeting?

Stockholder Proposals.  In order for stockholder proposals to be considered properly brought before our 2010 annual meeting, the stockholder’s written notice thereof must be received by our Secretary at the address of our principal executive offices, not less than 60 days or more than 90 days prior to the meeting. However, in the event that we give less than 70 days prior notice or public disclosure of the annual meeting date, the notice must be received by our Secretary at the address noted above no less than 10 days following the date of our notice or public disclosure of the meeting. The full requirements for the notice are in Article II, Section 13 of our Bylaws, which is available for review at our website, www.harrisstratex.com. In addition, if a stockholder wishes the proposal to be considered for inclusion in our proxy materials for the 2010 annual meeting under SEC Rule 14a-8, written notice thereof must be received by our Secretary at the address noted above by June 10, 2010.

Nomination of Director Candidates.  In order for a stockholder to nominate a director for election at our 2010 annual meeting, the stockholder’s written notice thereof must be received by our Secretary, at the address of our principal executive offices, not less than 60 days or more than 90 days prior to the meeting. However, in the event that we give less than 70 days prior notice or public disclosure of the annual meeting date, the notice must be received by our Secretary at the address noted above no less than 10 days following the date of our notice or public disclosure of the meeting. The full requirements for the notice are contained in Article II, Section 14 of our Bylaws, which is available for review at our website, www.harrisstratex.com.

The proxies to be solicited by the Board for the 2010 annual meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at such annual meeting if the Company fails to receive notice of such stockholder’s proposal for the meeting in accordance with the periods specified above.

Who will count the votes?

An automated system administered by Mediant Communications LLC will tabulate the votes cast by proxy. A representative of Mediant Communications LLC will act as the inspector of elections for the annual meeting and will tabulate the votes cast in person at the annual meeting.

CORPORATE GOVERNANCE

We believe in and are committed to sound corporate governance principles. Consistent with our commitment to and continuing evolution of corporate governance principles, we adopted a Code of Business Ethics, Governance and Nominating Committee, Audit Committee and Compensation Committee charters and corporate governance guidelines. The committee charters are available at http://www.harrisstratex.com/cg/committee-charters.asp. Each of our Board committees is required to conduct an annual review of its charter and applicable guidelines.

Board Members

The Board is composed of eight members, of whom four are Class A directors and four are Class B Directors. Directors are nominated by the Governance and Nominating Committee of the Board. All directors except Mr. Braun have held office as directors since January 26, 2007, the date of the contribution by Harris of the Microwave Communications Division of Harris, or MCD, and our merger with Stratex Networks, Inc., or Stratex. Mr. Braun became a director on April 8, 2008. Mr. Howard Lance, a former Class B director, resigned his position as a director of the company on May 27, 2009. The Board is chaired by Mr. Kissner.

Title and Class of
Name	Director*

Charles D. Kissner	Class A Director
William A. Hasler	Class A Director
Clifford H. Higgerson	Class A Director
Edward F. Thompson	Class A Director
Harald J. Braun	Class B Director
Eric C. Evans	Class B Director
Dr. Moshen Sohi	Class B Director
Dr. James C. Stoffel	Class B Director

*	The Class A and Class B director designations reflect the election of the directors by Class A and Class B common stockholders at our 2008 Annual Meeting when both Class A and Class B common stock was outstanding. As Class A common stock is the only class of common stock that is and will be outstanding, going forward, there will only be one class of directors.

The Board has determined that as of the date of this Proxy Statement, each of our current directors except Messrs. Kissner and Braun has no material relationship with the Company and is independent in accordance with listing rules of the NASDAQ stock market (the “NASDAQ Listing Rules”). As a result of Harris Corporation’s spin-off of its shares of our common stock to its stockholders on May 27, 2009, we are no longer considered a “controlled” entity under the NASDAQ Listing Rules and the exemptions from the director independence requirements available to “controlled” entities are being phased out. We believe we already satisfy all such requirements except the requirement that all members of our nominating committee be independent. Under the NASDAQ phase-out rules, this requirement will become applicable on May 27, 2010. All current members of our Governance and Nominating Committee will meet the NASDAQ criteria of independence starting on January 26, 2010.

All directors are requested to attend the annual meeting of stockholders. Seven of our directors attended last year’s annual meeting.

Board and Committee Meetings and Attendance

During fiscal year 2009, the Board held 18 meetings. Each of our board members attended at least 75 percent of the total number of Board meetings and at least 75 percent of the total number of meetings of the committee or committees on which the member served during the fiscal year.

Directors’ Biographies

Mr. Charles D. Kissner, age 62, currently serves as our Chairman of the Board. Mr. Kissner served as Chief Executive Officer of Stratex from July 1995 through May 2000, and again from October 2001 to May 2006. He was elected a director of Stratex in July 1995 and Chairman in August 1996, a position which he held through 2006. Mr. Kissner also served as Vice President and General Manager of M/A-COM, Inc., a manufacturer of radio and microwave communications products, from July 1993 to July 1995. Prior to that, he was President and CEO of Aristacom International, a communications software company, and Executive Vice President and a Director of Fujitsu Network Switching, Inc. He also held a number of executive positions at AT&T (now Alcatel-Lucent). Mr. Kissner currently serves on the board of directors of SonicWALL, Inc., a provider of Internet security solutions, and Shoretel, Inc. an IP business telephony systems company. Mr. Kissner also serves on the Advisory Board of Santa Clara University’s Leavey School of Business.

Mr. Harald J. Braun, age 53, has been our President and Chief Executive Officer and a member of the Board since April 2008. Previously, he served as President and CEO of Siemens Networks LLC and most recently as a senior executive in Nokia Siemens Networks North America. In 2002, Mr. Braun became President, Siemens Carrier Networks Division, focused on next-generation technologies and services. From 2000-2002, he served as Siemens Senior Vice President and the head of Siemens Ltd. in Thailand, with responsibility for sales of the company’s next-generation network products. Before this assignment, Mr. Braun served as Siemens vice president, IP and ATM/TDM Broadband Components in Development and vice president, ATM System Integration and System Test. Mr. Braun currently serves as treasurer of the Alliance for Telecommunications Industry Solutions (ATIS), and sits on the Telecommunications Industry Association (TIA) board. He is also a Director and member of the Audit Committee of BigBand Networks, and is an advisor to Roundbox, Inc.

Mr. Eric C. Evans, age 56, is the former Chairman of the Board of Directors, Chief Executive Officer, and Representative Executive Director of D&M Holdings Inc., a leading provider of premium consumer audio and video electronics. He is presently Senior Advisor to D&M. He is also an industrial partner at Ripplewood Holdings LLC, a private equity firm. Prior to joining Ripplewood in November 2005, Mr. Evans was President and Chief Operating Officer of Diebold, Inc., global technology product and services company, from 2004 to 2005. Prior to 2004, Mr. Evans was a group vice president in the climate technologies area of Emerson, an industrial technology and engineering leader. At Emerson beginning in 1987, Mr. Evans served in a variety of senior executive roles for Emerson’s Copeland Division including President of International, Senior Vice President, and Chief Financial Officer.

Mr. William A. Hasler, age 67, served as a member of the Stratex board of directors from August 2001 through January 2007, and was Chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee. Mr. Hasler served as Chairman of the Board of Directors of Solectron Corporation from 2003 to 2007 and was a member of that board from 1998 to 2007. He was co-Chief Executive Officer and a Director of Aphton Corp, a biopharmaceutical company from 1998 to 2003. From 1991 to 1998, Mr. Hasler was Dean of both the Graduate and Undergraduate Schools of Business at the University of California, Berkeley. Prior to his deanship at UC Berkeley, Mr. Hasler was Vice Chairman of KPMG Peat Marwick. Mr. Hasler also serves on the boards of Ditech Networks Corp., a supplier of telecommunications equipment, Globalstar, Inc., a supplier of satellite communication services, and Mission West Properties Inc., a REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties. He is also a trustee of the Schwab Funds.

Mr. Clifford H. Higgerson, age 69, served as a member of the Stratex board of directors from March 2006 to January 2007 and served on the Compensation and Strategic Business Development Committees. He has more than 40 years experience in research, consulting, planning and venture investing primarily in the telecommunications industry, with an emphasis on carrier systems and equipment. In 2006, he became a partner with Walden International, a global venture capital firm focused on four key industry sectors: communications, electronics/digital consumer, software and IT services, and semiconductors. Mr. Higgerson was a founding partner of ComVentures from 1986 to 2005, and has been a general partner with Vanguard Venture Partners since 1991. He currently serves as a member of the board of directors of Kotura, Hatteras Networks, Xtera Communications, World of Good, Ygnition and Geronimo Windpower.

Dr. Mohsen Sohi, age 50, has served, since 2003, as President and Chief Executive Officer of Freudenberg-NOK, a privately-held joint venture partnership between Freudenberg & Co. of Germany and NOK Corp. of Japan, the world’s largest producer of elastomeric seals and custom molded products for automotive and other applications. From 2001 through 2003 he served as President, Retail Store Automation Division, NCR Corporation. From 1986 through 2001 he served in various key positions at Honeywell/Allied Signal Inc., including President, Honeywell Electronic Materials and President, Honeywell Commercial Vehicle Systems. Dr. Sohi currently serves on the board of directors of Hayes Lemmerz International, Inc., a leading worldwide producer of aluminum and steel wheels for cars and trucks, and also on the board of directors of Steris Corporation, a provider of infection prevention and contamination control products and services.

Dr. James C. Stoffel, age 63, currently serves on the Board of Directors of Harris, of which he has been a member since August 2003, and is also a member of its Finance Committee and the Management Development and Compensation Committees. Prior to his retirement, Dr. Stoffel was Senior Vice President, Chief Technical Officer and Director of Research and Development of Eastman Kodak Company. He held this position from 2000 to April 2005. He joined Kodak in 1997 as Vice President and Director Electronic Imaging Products Research and Development and became Director of Research and Engineering in 1998. Prior to joining Kodak, he was with Xerox Corporation, where he began his career in 1972. His most recent position with Xerox was Vice President, Corporate Research and Technology. Dr. Stoffel is also a trustee of the George Eastman House museum. He serves on the Advisory Board for Research and Graduate Studies at the University of Notre Dame and is a member of the advisory board of the Applied Science and Technology Research Institute, Hong Kong.

Mr. Edward F. Thompson, age 71, served as a member of the Stratex board of directors from November 2002 through January 2007, where he was Chairman of the Audit Committee, and served on the Nominating and Corporate Governance Committee. Mr. Thompson has been a consultant to Fujitsu Labs of America since 2002. From 1976 to 1994, he held various positions at Amdahl Corporation, including Chief Financial Officer and Corporate Secretary, as well as Chairman and CEO of Amdahl Capital Corporation. Mr. Thompson also held positions at U.S. Leasing International, Inc., Computer Sciences Corporation, IBM and Lockheed Missiles and Space Company. Mr. Thompson has contributed as a director or advisor to a number of companies including Fujitsu, Ltd. and several of its subsidiaries, SonicWALL Inc., a provider of Internet security solutions, Shoretel, Inc., an IP business telephony systems company, and InnoPath Software, Inc. He is on the Advisory Boards of Diamondhead Ventures, LLP, and Santa Clara University’s Leavey School of Business.

Board of Directors Committees

Our Board of Directors maintains an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. During fiscal year 2009, the Nominating Committee and Corporate Governance Committee were separate, however, these committees were combined during fiscal year 2010.

Copies of the charters for the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee are available on our website at http://www.harrisstratex.com/cg/committee-charters.asp.

The following table shows the Chairman and present members of each committee, the number of committee meetings held during fiscal year 2009, and the principal functions performed by each committee.

	Number of
	Meetings
Committee	in Fiscal 2009	Members	Principal Functions

Audit	17	Edward F. Thompson* Eric C. Evans	• Selects our independent registered public accounting firm
		William A. Hasler	• Reviews reports of our independent registered public accounting firm
			• Reviews and pre-approves the scope and cost of all services, including all non-audit services, provided by the firm selected to conduct the audit
			• Monitors the effectiveness of the audit process
			• Reviews management’s assessment of the adequacy of financial reporting and operating controls
			• Monitors corporate compliance program
Compensation	9	Dr. James C. Stoffel* Clifford H. Higgerson	• Reviews our executive compensation policies and strategies
		Dr. Mohsen Sohi	• Oversees and evaluates our overall compensation structure and programs
Governance and Nominating Committee**	5	William A. Hasler* Charles D. Kissner Clifford H. Higgerson	• Develops and implements policies and practices relating to corporate governance • Reviews and monitors implementation of our policies and procedures
			• Assists in developing criteria for open positions on the Board of Directors
			• Makes recommendations to the Board of Directors with respect to committee assignments
			• Reviews and recommends nominees for election of Class A directors to the Board.
			• Reviews and recommends policies, if needed for selection of candidates for Class A directors

*	Chairman of Committee

**	During fiscal year 2009, the Corporate Governance Committee and Nominating Committee were separate committees but were combined for fiscal year 2010. Prior to such combination, the members of (a) the Corporate Governance Committee were Messrs. Hasler (Chairman), Kissner and Lance and the committee had

4 meetings and (b) the Nominating Committee were Messrs. Hasler (Chairman), Higgerson, Kissner and Thompson and the committee had 1 meeting. Mr. Lance resigned from the Company Board on May 27, 2009.

Audit Committee

The Audit Committee is primarily responsible for selecting and approving the services performed by our independent registered public accounting firm, as well as reviewing our accounting practices, corporate financial reporting and system of internal controls over financial reporting. The Audit Committee currently consists of Messrs. Evans, Hasler and Thompson (Chairman). No material amendments to the Audit Committee Charter were made during fiscal year 2009. The Audit Committee is comprised of independent, non-employee members of our Board who are “financially sophisticated” under the NASDAQ Listing Rules.

The Board has determined that Messrs. Thompson and Hasler each qualifies as an “audit committee financial expert,” as defined under Item 407(d)(5)(i) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934, but that status does not impose on either of their duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on them as members of our Audit Committee and the Board.

Compensation Committee

The Compensation Committee has the authority and responsibility to approve our overall executive compensation strategy, to administer our annual and long-term compensation plans and to review and make recommendations to the Board regarding executive compensation. The Compensation Committee is comprised of independent, non-employee members of the Board in accordance with NASDAQ Listing Rules. The Compensation Committee also retains an independent compensation consultant who advises on matters of executive compensation.

Compensation Committee Interlock and Insider Participation

The Compensation Committee currently consists of Mr. Clifford H. Higgerson, Dr. Mohsen Sohi and Dr. James C. Stoffel (Chairman). None of these individuals is an officer or former officer of the Company. None of our executive officers served on the board of directors or compensation committee of Harris or any other entity during the past fiscal year.

Governance and Nominating Committee

As noted above, during fiscal year 2009, the Corporate Governance Committee and Nominating Committee were separate committees. During fiscal year 2009, the Corporate Governance Committee consisted of Messrs. Hasler (Chairman), Kissner and Lance and the Nominating Committee consisted of Messrs. Hasler (Chairman), Higgerson, Kissner and Thompson. The Governance and Nominating Committee consists of Messrs. Hasler (Chairman), Higgerson, and Kissner. Messrs. Hasler and Higgerson meet the independence requirements of the NASDAQ Listing Rules and Mr. Kissner will meet the independence requirements of the NASDAQ Listing Rules effective January 26, 2010. Per the NASDAQ Listing Rules for phase-in compliance for companies ceasing to be a controlled company, the committee may include, until May 27, 2010, a number of members not meeting the independence requirements of the NASDAQ Listing Rules so long as the number of such non-independent members is less than the number of independent members of the committee.

The Governance and Nominating Committee identifies best practices and recommends steps consistent with sound and current corporate governance principles and assists the Board in selecting nominees for election to the Board and recommends candidates to the Board. The Governance and Nominating Committee periodically reviews whether a more formal selection policy should be adopted. There is no difference in the manner in which the Governance and Nominating Committee members evaluate nominees for director based on whether the nominee is recommended by a stockholder. We currently do not pay a third party to identify or assist in identifying or evaluating potential nominees, although we may in the future utilize the services of such third parties.

In reviewing potential candidates for the Board, the Governance and Nominating Committee considers the individual’s experience and background. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their chosen career, and possess an ability to quickly grasp complex principles of business, finance, international transactions, and communication technologies. In general, candidates will be preferred who hold an established executive level position in business, finance, law, education, research, government or civic activity. In making its selection, the Governance and Nominating Committee bears in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole. The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with the Board may do so by sending an e-mail to Meena Elliott, the Company’s General Counsel and Secretary, at hsxbod@hstx.com, or may send a letter addressed to: Harris Stratex Networks, Inc. Board, c/o Meena Elliott, General Counsel and Secretary, 120 Rose Orchard Way, San Jose, CA 95134. The General Counsel and Secretary monitors these communications and provides a summary of all received messages to the Board at its regularly scheduled meetings. When warranted by the nature of communications, the General Counsel and Secretary may obtain more immediate attention of the appropriate committee or independent director of the Board, independent advisors, or management. The General Counsel and Secretary may decide in her judgment whether a response to any stockholder communication is appropriate.

Code of Conduct

We implemented our Code of Conduct effectively on January 26, 2007. All of our employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, are required to abide by the Code of Conduct to help ensure that our business is conducted in a consistently ethical and legal manner. The Audit Committee has adopted a written policy, and management has implemented a reporting system, intended to encourage our employees to bring to the attention of management and the Audit Committee any complaints regarding the integrity of our internal system of controls over financial reporting, or the accuracy or completeness of financial or other information related to our financial statements.

TRANSACTIONS WITH RELATED PERSONS

It is the policy and practice of our Board to review and assess information concerning transactions involving related persons. Related persons include our directors and executive officers and their immediate family members, and included our majority stockholder, Harris, prior to its spin-off of our shares to its stockholders. If the determination is made that a related person has a material interest in a transaction involving us, then the disinterested members of our Board would review and approve or ratify it, and we would disclose the transaction in accordance with SEC rules and regulations. If the related person is a member of our Board, or a family member of a director, then that director would not participate in any discussion involving the transaction at issue.

Our Code of Conduct prohibits all employees, including our executive officers, from benefiting personally from any transactions with us other than approved compensation benefits.

Harris Corporation

During fiscal year 2009, and prior to the May 27, 2009 spin-off of our shares of common stock to the stockholders of Harris, Harris was a significant related party to us through its 56 percent ownership of our common stock. We had an investor agreement with Harris, which terminated at the time of the spin-off, that provided that Harris would not, and would not permit any of its affiliates to, directly or indirectly, enter into any transaction or series of related transactions with us or any of our subsidiaries unless (i) the transaction was on arm’s length terms and (ii) if it had a fair market value of more than $5 million, the transaction was approved in advance by a majority of the Class A directors (with certain exceptions).

Prior to the Harris spin-off, we shared a directors’ and officers’ insurance policy with Harris. The primary layer was available to Harris and the Company on a first-case, first-served basis.

Prior to the Stratex merger, some of the former MCD executives were awarded options to purchase Harris common stock. In accordance with Statement of Financial Accounting Standards No. 123(R) “Share-Based Payment” (“SFAS 123(R)”), we recognized these expenses and have reimbursed Harris with cash in the amount of $0.1 million in respect of fiscal year 2009.

Prior to the Stratex merger, Harris provided information services, human resources, financial shared services, facilities, legal support and supply chain management services to us. The charges for those services were billed to us primarily based on actual usage. On January 26, 2007, we entered into a Transition Services Agreement with Harris to provide for certain services during the periods subsequent to the Stratex acquisition. These services also are charged to us based primarily on actual usage and include database management, supply chain operating systems, eBusiness services, sales and service, financial systems, back office material resource planning support, HR systems, internal and information systems shared services support, network management and help desk support, and server administration and support. During fiscal 2009, we incurred charges of $5.5 million for these services from Harris. We intend to continue to utilize select services from Harris and have extended the terms of the Transition Services Agreement.

We have sales to, and purchases from, other Harris entities from time to time. Prior to January 26, 2007, the entity initiating the transaction sold to the other Harris entity at cost or transfer price, depending on jurisdiction. The entity making the sale to the end customer recorded the profit on the transaction above cost or transfer price, depending on jurisdiction. Subsequent to January 26, 2007, these purchases and sales were recorded at market price. Our sales to other Harris entities were $6.0 million in fiscal 2009. We also recognized costs associated with related party purchases from Harris of $3.3 million for fiscal 2009.

Additionally, we have other receivables and payables in the normal course of business with Harris. Total receivables from Harris were $6.4 million as of July 3, 2009. Total payables to Harris were $3.3 million as of July 3, 2009.

Prior to January 26, 2007, MCD used certain assets in Canada owned by Harris that were not contributed to us with Harris. We continue to use these assets in our business and we entered into a 5-year lease agreement to accommodate this use. This agreement is a capital lease under generally accepted accounting principles. As of July 3, 2009, our lease obligation to Harris was $1.4 million of which $0.5 million is a current liability and the related asset amount, net of accumulated amortization of $1.4 million is included in property, plant and equipment. Quarterly lease payments are due to Harris based on the amount of 103% of Harris’ annual depreciation calculated in accordance with U.S. generally accepted accounting principles.

During fiscal 2009 we paid Harris $1.4 million under this capital lease obligation. Our amortization expense on this capital lease was $1.1 million, $1.8 million and $0.8 million in fiscal 2009, 2008 and 2007. As of July 3, 2009, the future minimum payments for this lease are $0.8 million for fiscal 2010, $0.5 million for fiscal 2011 and $0.2 million for fiscal 2012.

We have entered into a tax sharing agreement with Harris which provides that if our financial results are required to be included in a Harris consolidated, combined, or unitary income or franchise tax return, or vice versa, the parties will consent to the inclusion of such results in the combined return. We have agreed to reimburse Harris for any tax liability of ours reflected in a Harris tax return (and vice versa), and Harris has agreed to reimburse us for use of any tax benefits of ours that are used by Harris in its tax return (and vice versa). These arrangements also apply to our subsidiaries as well as to those of Harris Corporation, although for purposes of the tax sharing agreement, neither we nor our subsidiaries are considered subsidiaries of Harris Corporation. There were no settlement payments under these arrangements during the fiscal year ended July 3, 2009.

During fiscal 2007, our Singapore subsidiary issued 8,250 redeemable preference shares to the Company which, in turn, sold the shares to two unrelated investment companies at par value for total sale proceeds of $8.25 million. Upon original issuance in fiscal 2007, Harris guaranteed redemption of these preference shares directly with these two unrelated investment companies through the existence of put option arrangements. During May 2009, one of these unrelated investment companies exercised a put option with Harris and sold its entire interest in 3,250 redeemable preference shares at face value to Harris. Accordingly, Harris owns this partial interest in our Singapore subsidiary’s redeemable preference shares outstanding as of July 3, 2009. These redeemable preference shares represent less than a 1% interest in our Singapore subsidiary. The redeemable preference shares have an automatic redemption date of January 2017, which is 10 years from the date of issue. Preference dividends are cumulative and payable quarterly in cash at the rate of 12% per annum. The holders of the redeemable preference shares have liquidation rights in priority of all classes of capital stock of our Singapore subsidiary. The holders of the redeemable preference shares do not have any other participation in, or rights to, our profits, assets or capital shares, and do not have rights to vote as a shareholder of the Singapore subsidiary unless the preference dividend or any part thereof is in arrears and has remained unpaid for at least 12 months after it has been declared. During fiscal 2009, 2008 and 2007, preference dividends totaling $1.0 million, $1.0 million and $0.4 million were recorded as interest expense in the our consolidated statements of operations. We have classified the redeemable preference shares as a long-term liability due to the mandatory redemption provision 10 years from issue date. Our Singapore subsidiary has the right at any time after 5 years from the issue date to redeem, in whole or in part, the redeemable preference shares as follows: 105% of the issue price after 5 years but before 6 years from issue date; 104% of the issue price after 6 years but before 7 years from issue date; 103% of the issue price after 7 years but before 8 years from issue date; 102% of the issue price after 8 years but before 9 years from issue date; 101% of the issue price after 9 years but before 10 years from issue date and 100% of the issue price at the automatic redemption date of 10 years from issue date.

DIRECTOR COMPENSATION AND BENEFITS

The form and amount of director compensation is reviewed and assessed from time to time by the Governance and Nominating Committee with changes, if any, recommended to the Board for action. Director compensation may take the form of cash, equity, and other benefits ordinarily available to directors.

Directors who are not employees of ours currently receive the following fees, as applicable, for their services on our Board:

•	$30,000 basic annual cash retainer, payable on a quarterly basis, which a director may elect to receive in the form of shares of Class A common stock;

•	$10,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Board and as Chairman of the Audit Committee;

•	$5,000 annual cash retainer, payable on a quarterly basis, for service as the Chairman of the Governance and Nominating Committee of our Board;

•	$8,000 annual cash retainer, payable on a quarterly basis, for serving as Chairman of the Compensation Committee;

•	$3,000 for attendance at each meeting or $1,500 for participation in a telephonic meeting of our Board; $2,000 for attendance at each committee meeting; and $1,000 for participation in a telephonic Committee meeting;

•	Annual grant of shares of Class A common stock valued (based on market prices on the date of grant) at $60,000 with a one-year vesting period with 25 percent of the grant vesting per quarter; and

•	Annual grant of shares of Class A common stock, for service as Chairman of the Board, valued (based on market prices on the date of grant) at $40,000 with a one-year vesting period with 25 percent of the grant vesting per quarter.

Directors are eligible to defer payment of all or a portion of the retainer fees, meeting fees and restricted stock awards that are payable to them. Directors may choose either a lump sum or installment distribution of such fees and awards. Installment distributions are payable in annual installments over a period no longer than 10 years.

We reimburse each non-employee director for reasonable travel expenses incurred in connection with attendance at Board and committee meetings on our behalf, and for expenses such as supplies, continuing director education costs, including travel for one course per year. Employee directors are not compensated for service as a director. Mr. Howard L. Lance did not receive compensation for his services as a director.

Fiscal 2009 Compensation of Non-Employee Directors

Our non-employee directors received the following aggregate amounts of compensation in respect of the fiscal year ended July 3, 2009.

					Changes in
					Pension Value
	Fees				and Non-Qualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash	Awards(1)	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)	($)

Eric C. Evans	79,500	60,983	—	—	—	—	140,483
William A. Hasler	95,000	60,983	—	—	—	—	155,983
Clifford H. Higgerson	74,500	60,983	—	—	—	—	135,483
Charles D. Kissner	82,000	60,983	—	—	—	—	142,983
Howard L. Lance(2)	—	—	—	—	—	—	—
Dr. Mohsen Sohi	66,000	60,983	—	—	—	—	126,983
Dr. James C. Stoffel	80,000	60,983	—	—	—	—	140,983
Edward F. Thompson	94,000	60,983	—	—	—	—	154,983

(1)	The amounts shown represent the compensation expense that we recognized in our fiscal year 2009 consolidated financial statements as determined in accordance with SFAS 123(R). Pursuant to SEC rules, these amounts are not reduced by an estimate of forfeiture probability. Assumptions used in the calculation of these amounts are included in Notes B and M in our fiscal 2009 consolidated financial statements, in Part II, Item 8 of our annual report on Form 10-K, filed with the SEC on September 4, 2009. The value ultimately realized may be significantly more or less than the amount indicated, depending on the price of our Class A common stock at the time of vesting. Except for Howard L. Lance, the grant date fair value of restricted stock awards to all directors during fiscal 2009 was $60,000. No awards were made to Howard L. Lance during fiscal 2009. Mr. Lance resigned from the Board effective May 27, 2009. The awards vested or vest with respect to 25 percent of the shares awarded on April 26, 2008 and April 26, 2009 and vested or vest at the rate of 25 percent for each three-month period thereafter, becoming fully vested on January 26, 2009 and January 26, 2010, annually after commencement of service as a director. As of July 3, 2009, our non-employee directors owned the following aggregate number of shares of our Class A common stock: Eric C. Evans — awards for 26,134 shares of which 10,588 shares were unvested at fiscal year end. William A. Hasler — awards for 33,923 shares of which 10,588 shares were unvested at fiscal year end. Clifford H. Higgerson — awards for 156,959 shares of which 10,588 shares were unvested at fiscal year end. Charles D. Kissner — awards for 83,669 shares of which 10,588 shares were unvested at fiscal year end. Dr. Mohsen Sohi — awards for 24,664 shares of which 10,588 were unvested at fiscal year end. Dr. James C. Stoffel — awards for 24,664 shares of which 10,588 were unvested at fiscal year end and Edward F. Thompson — awards for 27,164 shares of which 10,588 shares were unvested at fiscal year end.

(2)	Mr. Lance is Chief Executive Officer of Harris. Although he was considered to be one of our non-employee directors, he elected not to take compensation for his services as a Company director. Mr. Lance resigned from our board of directors effective May 27, 2009.

Indemnification

Our Bylaws require us to indemnify each of our directors and officers with respect to their activities as a director, officer, or employee of ours, or when serving at our request as a director, officer, or trustee of another corporation, trust, or other enterprise, against losses and expenses (including attorney fees, judgments, fines, and amounts paid in settlement) incurred by them in any threatened, pending, or completed action, suit, or civil proceeding, whether civil, criminal, administrative, or investigative, to which they are, or are threatened to be made, a party(ies) as a result of their service to us. In addition, we carry directors’ and officers’ liability insurance, which includes similar coverage for our directors and executive officers. We will indemnify each such director or officer for any one or a combination of the following, whichever is most advantageous to such director or officer:

•	The benefits provided by our charter and Bylaws in effect on the date of the indemnification agreement or at the time expenses are incurred by the director or officer;

•	The benefits allowable under Delaware law in effect on the date the indemnification bylaw was adopted, or as it may be amended;

•	The benefits available under liability insurance obtained by us; and

•	Such benefits as may otherwise be available to the director or officer under our existing practices.

Under our Bylaws, each director or officer will continue to be indemnified even after ceasing to occupy a position as an officer, director, employee or agent of ours with respect to suits or proceedings arising from his or her service with us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Class A common stock as of September 18, 2009 by each person or entity known by us to beneficially own more than 5 percent of our Class A common stock, by our directors, by our named executive officers and by all our directors and executive officers as a group. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons listed in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Harris Stratex Networks, Inc., 637 Davis Drive, Morrisville, NC 27560. As of September 18, 2009, there were 58,890,228 shares of our common stock outstanding.

	Shares Beneficially Owned as of
	September 18, 2009(1)
	Number of		Percentage
	Shares of		of Voting
	Class A		Power of
	Common		Common
	Stock(2)		Stock

Name and Address of Beneficial Owner

Barclays Global Investors UK Holdings Ltd.	3,046,830	(3)	5.2%
1 Churchill Place Canary Warf London England E14 5HP
NAMED EXECUTIVE OFFICERS AND DIRECTORS
Harald J. Braun	240,656	(4)	*
Thomas L. Cronan, III	46,878		*
Sarah A. Dudash	2,000		*
Eric C. Evans	26,134		*
William A. Hasler	36,423	(5)	*
Clifford H. Higgerson	163,209	(6)	*
Paul A. Kennard	210,071	(7)	*
Charles D. Kissner	460,449	(8)	*
Shaun McFall	103,695	(9)	*
Dr. Mohsen Sohi	24,664		*
Dr. James C. Stoffel	24,664		*
Heinz H. Stumpe	105,631	(10)	*
Edward F. Thompson	32,164	(11)	*
All directors and executive officers as a group (18 persons)	1,751,643	(12)	3.0%

*	Less than one percent

(1)	Beneficial ownership is determined under the rules and regulations of the SEC, and generally includes voting or dispositive power with respect to such shares.

(2)	Shares of Class A common stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. Accordingly, the amounts in the table include shares of Class A common stock that such person has the right to acquire within 60 days of September 18, 2009 by the exercise of stock options.

(3)	The address and number of shares of common stock beneficially owned by Barclays Global Investors UK Holdings Limited is based on Schedule 13-F as filed with the Securities and Exchange Commission on August 12, 2009. In this same filing Barclays Global Investors Limited reported shared dispositive power over 65,120 shares, Barclays Global Investors, N.A. reported shared dispositive power over 1,713,901 shares, Barclays Global Fund Advisors reported shared dispositive power over 1,220,084 shares, Barclays Global Investors Australia Limited reported shared dispositive power over 1,570 shares, Barclays Global Investors Canada Limited reported shared dispositive power over 12,063 shares and Barclays Global Investors Japan Limited reported shared dispositive power over 34,092 shares.

(4)	Includes options to purchase 112,743 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 18, 2009.

(5)	Includes options to purchase 5,000 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 18, 2009.

(6)	Includes options to purchase 6,250 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 18, 2009. Includes 24,400 shares held by, or in trusts for, members of Mr. Higgerson’s family. Also includes 107,895 shares held by Higgerson Investments. Mr. Higgerson disclaims beneficial ownership of the shares held in trust and held by Higgerson Investments.

(7)	Includes options to purchase 146,376 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 18, 2009.

(8)	Includes options to purchase 370,000 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 18, 2009.

(9)	Includes options to purchase 66,373 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 18, 2009.

(10)	Includes options to purchase 59,638 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 18, 2009.

(11)	Includes options to purchase 5,000 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 18, 2009.

(12)	Includes options to purchase 897,526 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 18, 2009.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee currently consists of three members of the Board, each of whom is independent of the Company and its management, as defined in the NASDAQ Listing Rules. The Board has adopted, and periodically reviews, the Audit Committee charter. The charter specifies the scope of the Audit Committee’s responsibilities and how it carries out those responsibilities.

The Audit Committee reviews management’s procedures for the design, implementation, and maintenance of a comprehensive system of internal controls over financial reporting and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The Audit Committee provides the Board with the results of its examinations and recommendations and reports to the Board as it may deem necessary to make the Board aware of significant financial matters requiring the attention of the Board.

The Audit Committee does not conduct auditing reviews or procedures. The Audit Committee monitors management’s activities and discusses with management the appropriateness and sufficiency of our financial statements and system of internal control over financial reporting. Management has primary responsibility for the Company’s financial statements, the overall reporting process and our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States, or GAAP, and discusses with the Audit Committee any issues they believe should be raised with us.

The Audit Committee reviews reports from our independent registered public accounting firm with respect to their annual audit and approves in advance all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. The Audit Committee also considers, in advance of the provision of any non-audit services by our independent registered public accounting firm, whether the provision of such services is compatible with maintaining their independence.

In accordance with its responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended July 3, 2009 and the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has also discussed with our independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by SAS No. 61, Communication with Audit Committees as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received the written disclosures and letter from Ernst & Young

LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees as adopted by the PCAOB in Rule 3600T, and has discussed with Ernst & Young LLP its independence, including whether Ernst & Young LLP’s provision of non-audit services is compatible with its independence.

Remediation of Material Weaknesses in Internal Control over Financial Reporting

The Company’s management report on internal control over financial reporting for the fiscal year ended June 27, 2008 described material weaknesses in our internal control over financial reporting. These material weaknesses continued to exist during the first three quarters of fiscal 2009, during which time management was engaged in the implementation and testing of remedial measures designed to address these material weaknesses. In the fourth quarter of fiscal 2009, management completed testing of the design and operating effectiveness of enhanced controls to demonstrate their operating effectiveness over a period of time sufficient to support our conclusion that, as of July 3, 2009, management had remediated the previously reported material weaknesses in the Company’s internal control over financial reporting.

During fiscal 2009, management implemented the following changes in the Company’s internal control over financial reporting to address previously reported material weaknesses:

1. Management designed and/or implemented several key initiatives to strengthen internal control over project cost variances.

•	Management now generates and reviews a project work in process exposure report each quarter to ensure work in process is properly relieved of costs.

•	Management has trained appropriate personnel in the methods of review of the project costs and created a high-level awareness of the importance of more thorough project cost reviews.

•	Management conducts regular reviews to ensure the timely closing of projects.

•	Management ensures that project costs are properly reconciled and aged balances are evaluated on a quarterly basis.

2. Management designed and/or implemented several key initiatives to strengthen the Company’s process for reconciling balance sheet accounts.

•	Management accelerated the on-going implementation of software tools to track the account reconciliation process with all major subsidiaries now tracked.

•	Management instituted procedures to ensure the timely completion of account reconciliations supported by a sub-ledger or other independent documentation or calculation with 100% of key account reconciliations now prepared, reviewed, and approved prior to filing financial statements.

•	Management dedicated additional resources to ensure timely reviews of account reconciliations and resolution of aged balances and reconciling items.

Changes in Internal Control over Financial Reporting

The Company’s remediation of the material weaknesses described above during the quarter ended July 3, 2009 has materially affected our internal control over financial reporting.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended July 3, 2009 be included in Company’s Annual Report on Form 10-K.

Audit Committee of the Board of Directors

Edward F. Thompson, Chairman
Eric C. Evans
William A. Hasler

INDEPENDENT AUDITOR’S FEES

Ernst & Young LLP has been approved by our Audit Committee to act as our independent registered public accounting firm for the fiscal year ending July 2, 2010. Representatives of Ernst & Young LLP will be present at the 2009 Annual Meeting of Stockholders, will have opportunity to make a statement should they so desire, and will be available to respond to appropriate questions.

Audit and other fees billed to us by Ernst & Young LLP for the fiscal years ended July 3, 2009 and June 27, 2008 are as follows:

	2009	2008

Audit Fees(1)	$3,363,464	$2,981,988
Audit-Related Fees(2)	9,700	13,219
Tax Fees(3)	424,417	114,268
All Other Fees(4)	—	44,042

Total Fees for Services Provided	$3,797,581	$3,153,517

(1)	Audit Fees include fees associated with the annual audit, as well as reviews of our quarterly reports on Form 10-Q, SEC registration statements, accounting and reporting consultations and statutory audits required internationally for our subsidiaries.

(2)	Audit-related fees include fees for completion of certain state registration requirements.

(3)	Tax Fees were for services related to tax compliance and tax planning services.

(4)	No professional services were rendered or fees billed for other services not included within Audit Fees, Audit-Related Fees or Tax Fees for the fiscal year ended July 3, 2009.

Ernst & Young LLP did not perform any professional services related to financial information systems design and implementation for us in fiscal 2009 or fiscal 2008.

The Audit Committee has determined in its business judgment that the provision of non-audit services described above is compatible with maintaining Ernst & Young LLP’s independence.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis, which has been prepared by management, is intended to help our stockholders understand our executive compensation philosophy, objectives, elements, policies, practices and decisions. It is also intended to provide context for the compensation information for our CEO, current and former CFO and the three other most highly compensated executive officers (our “named executive officers”) detailed in the Summary Compensation Table below, in the other tables and narrative discussion that follow.

Compensation Philosophy and Objectives

Our total executive compensation program was developed with primary objectives being recruiting, retaining and developing exceptional executives, enabling those individuals to achieve strategic and financial goals, rewarding superior performance and aligning the interests of our executives with our stockholders. The following principles guide our overall compensation program:

•	Reward superior performance;

•	Motivate our executives to achieve strategic, operational, and financial goals; and

•	Enable us to attract and retain a world-class management team.

The Compensation Committee conducts an annual review of the executive compensation program in an effort to ensure our executive compensation policies and programs remain appropriately aligned with evolving business needs, and to consider best compensation practices.

Executive Compensation Process

The Compensation Committee has oversight responsibility for the establishment and implementation of compensation policies and programs for our executive officers in a manner consistent with our compensation objectives and principles. The Compensation Committee, which is comprised solely of independent directors, reviews and approves the features and design of our executive compensation program, and approves the compensation levels, individual objectives and financial targets for our executive officers other than our CEO. The Board of Directors approves the compensation level and individual objectives and financial targets for our CEO. The Compensation Committee also monitors executive succession planning and monitors our performance as it relates to overall compensation policies for employees, including benefit and retirement plans.

In carrying out its responsibilities, the Compensation Committee may engage outside consultants and consult with our Human Resources Department as well as internal and external legal or accounting advisors, as the Compensation Committee determines to be appropriate. The Compensation Committee considers recommendations from our CEO and senior management when making decisions regarding our executive compensation program and compensation of our executive officers. Following each fiscal year end, our CEO, assisted by our Human Resources Department, assesses the performance of all named executive officers and other officers. Following this annual performance review process, our CEO recommends base salary and incentive and equity awards for our named executive officers and other officers to the Compensation Committee. Based on input from our CEO and management, as well as from independent consultants, if any were used, the Compensation Committee determines what changes, if any should be made to the executive compensation program and either sets or recommends to the full Board the level of each compensation element for all of our officers.

Competitive Benchmarking

Our compensation program for all of our officers is addressed in the context of competitive compensation practices. Our management and Compensation Committee consider external data to assist in benchmarking total target compensation. For fiscal 2009, targets for total cash compensation (salary and bonus) for all officers were set using a benchmark group of companies contained within the National High Tech Survey published by Radford Surveys and Consulting (the “Radford Survey”) for technology companies with revenues between $500 million and $1.5 billion. Targets for long-term equity compensation were set based on data from the Radford Survey. In determining compensation for our CEO, Mr. Harald J. Braun, the Compensation Committee utilized the services of Towers Perrin to provide advice and information to the Compensation Committee related to CEO compensation and prepared an assessment of the total direct compensation levels for the CEO position in the Radford Survey data and from publicly available proxy statements. The companies selected for total direct compensation benchmarking possess the following attributes: business operations in the industries and businesses in which we participate, with revenues between $500 million and $1.5 billion that compete for the same executive talent.

For fiscal 2009, the comparison group used for assessing the compensation of our CEO and our named executive officers included the following companies:

3COM Corp.	ADC Telecommunications, Inc.
Arris Group Inc.	Avocent Corp.
Black Box Group	Ciena Group
Comtech Telecommunications Corp.	Dycom Industries, Inc.
F5 Networks, Inc.	Foundry Networks, Inc.
Hughes Communications Inc.	JDS Uniphase Corp.
Itron, Inc.	MasTec Inc.
Loral Space & Communications Ltd.	NETGEAR Inc.
Orbital Sciences Corp	Plantronics Corp.
Polycom Inc.	Tekelec
ViaSat Inc.

The Compensation Committee annually reviews the appropriateness of the comparison group used for assessing the compensation of our CEO and other named executive officers.

Total Compensation Elements

Our executive compensation program includes four major elements:

•	base pay

•	annual cash incentive

•	long-term compensation — equity incentives

•	post-termination compensation

Each named executive officer’s performance is measured against factors such as long and short-term strategic goals and financial measures of our performance, including factors such as revenue, operating income, net income, and cash flow from operations.

Our compensation policy and practice is to target total compensation levels for all officers, including our named executive officers, nominally at the 50th percentile for similar positions as derived from the Radford Survey, assuming experience in the position and competent performance. The Compensation Committee may decide to target total compensation above or below the 50th percentile for similar positions in unique circumstances based on an individual’s background, experience or position. Though compensation levels may differ among our named executive officers based upon competitive factors and the role, responsibilities and performance of each named executive officer, there are no material differences in our compensation policies or in the manner in which total direct compensation opportunity is determined for any of our named executive officers. Because our CEO has significantly greater duties, responsibilities and accountabilities than our other named executive officers, the total compensation opportunity for the CEO is higher than for our other named executive officers.

2009 Cash Compensation

Base Salary.  Base salaries are provided as compensation for day-to-day responsibilities and services to us. Executive salaries are reviewed annually. To determine compensation for fiscal year 2009, our CEO made recommendations regarding each named executive officer’s base pay to the Compensation Committee in August 2008. The Compensation Committee considered each executive officer’s responsibilities, as well as the Company’s performance and recommended increases in base salary for select named executive officers and other officers. The base salaries for fiscal 2009 for our named executive officers are set forth in the Summary Compensation Table.

Short-Term Incentive Compensation Award

Incentive Pay.  The short-term incentive element of our executive compensation program consists of an all cash-based Annual Incentive Plan, or AIP. Based on recommendations by the CEO, the Compensation Committee sets an annual incentive compensation target, expressed as a percentage of base salary, for each executive officer in August. The Compensation Committee recommends to the Board the target for our CEO at the same time. The Compensation Committee also establishes specific Company financial performance measures and targets including the relative weighting and payout thresholds. The financial targets are aligned with our Board-approved annual operating plan, and during the year periodic reports are made to the Board about our performance compared with the targets. Under the AIP, a significant portion of the executive’s annual cash compensation is tied directly to our financial performance. Our Board may adjust the formula-based cash awards plus or minus 20% with respect to the awards to our CEO. Our CEO is authorized to adjust individual formula-based cash awards plus or minus 20% to recognize the unique contributions of each other executive officer. The target amount of annual incentive cash compensation under our AIP, expressed as a percentage of base salary, generally increases with an executive’s level of management responsibility. AIP target cash incentive can represent 50% — 100% of the base cash compensation for our named executive officers. If performance results meet target levels, our executives can earn 100% of their target cash incentive. No cash incentive can be earned for performance below the minimum threshold; however, at 120% of target levels for revenue and 125% of target levels for operating income, executives can earn 200% of their target cash incentive.

For fiscal year 2009, the AIP contained minimum thresholds and payout ratios for both performance measures and assigned a weight of 50% to revenue and 50% to operating income. The change to the 50/50 weighting from the 60/40 weighting used in prior fiscal years reflects the desire to bring a balanced focus to revenue and operating income instead of encouraging a stronger focus on one over the other. The target amounts were established in August 2008. The operating income performance measure included a condition that the Company achieve a minimum of $59 million in cash flow from operations. Performance relative to each measure was evaluated independently (see Table 1, below), and the plan provided for zero payout unless Company performance met at least one target threshold percentage. The revenue target for fiscal year 2009, $782 million, was computed in accordance with generally accepted accounting principles, or GAAP. The operating income target for fiscal year 2009, $97 million, was computed based on GAAP results with certain non-GAAP adjustments. Applying non-GAAP adjustments to the operating income focuses this part of the AIP incentive on more controllable aspects of the income statement. Fiscal year 2009 non-GAAP operating income excluded $373 million of pre-tax charges comprised of $311.6 million for goodwill and intangible assets impairment charges, $29.8 million for product transition charges, $14.9 million amortization of purchased intangibles, $11.1 million restructuring and stock compensation expense and $5.6 million for write-off of acquired in-process R&D and software.

Table 1

Annual Incentive Plan		Results-Driven Payout
		Performance	Payout
		(as % of Financial Target)	(as % of Award Target)
Metric	Tiers	(%)	(%)
Revenue, as adjusted (50)%	Minimum Threshold	90	50

	Target	100	100

	Maximum Threshold	120	200

Operating Income, (50)%	Minimum Threshold	80	50

	Target	100	100

	Maximum Threshold	125	200

The fiscal year 2009 AIP did not guarantee payout of the target amounts, and the Compensation Committee considered the revenue and operating income targets to be challenging. During the 2009 fiscal year AIP, we achieved approximately 87% percent of the revenue target and did not achieve the operating income target. Although we did not achieve the minimum revenue target, upon the recommendation by the Compensation Committee, our Board awarded a fiscal AIP in the amount that would have been payable upon achievement of the revenue threshold of 90% of the revenue target, with the Chief Executive Officer to have discretion to vary the formula plus or minus 20%. In making its recommendation, the Committee considered management’s financial performance to be above average as compared to the financial performance of competitors, given the current macro-economic environment. Our named executive officers received approximately 24.2 percent of their total target cash available under this plan. The specific amount paid to each named executive officer is shown on the Summary Compensation Table. Our Board awarded $200,000 to our Chief Executive Officer, which represented approximately 28.7 percent of his base salary. We expect short-term incentive pay to continue to be a component of our total executive compensation program, and the Compensation Committee reviewed and recommended to the Board and the Board agreed, that the metrics and the weighting mix remain the same for fiscal year 2010.

Long-Term Incentive Compensation Awards

The Long-Term Incentive Plan (“LTIP”) is one of the elements of our executive compensation program. The Compensation Committee uses this plan as a means for determining awards of stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, and other stock-based awards to our officers and other executives based on multi-year performance. All of the awards are granted under the 2007 Stock Equity Plan.

Our LTIP is designed to motivate our executives to focus on achievement of our long-term financial goals. Performance share grants motivate our executives to achieve our long-term goals and to the extent our results affect our stock price, link such results with the performance of our stock over a three-year period. Using equity awards helps us to retain executives, encourage share ownership and maintain a direct link between our executive compensation program and the value and appreciation in the value of our stock. For fiscal year 2009, the Compensation Committee has authorized Long Term Incentive Plan awards that will provide incentives for performance through fiscal year 2011.

Performance Shares.  In general, the Compensation Committee determines the applicable multi-year performance criteria and plan cycle for performance share awards with a view to allowing the shares to be earned, if the performance criteria are met, at the end of each 3-year plan cycle. Under the fiscal year 2009 long-term equity incentive awards, performance shares are earned if 90% of target income from operating income or 75% of target return on invested capital is achieved. Income from operations and return on invested capital is calculated by applying GAAP principles, adjusted for certain Committee approved exclusions, which may include items such as charges incurred for restructurings, impairments, acquisitions. The maximum possible entitlement to performance shares will occur if 120% of both targets is achieved. In addition, irrespective of performance versus target, there is no entitlement to performance shares unless the award recipient continues to be employed throughout the multi-year period. Further, the LTIP allows for an accelerated payout of up to 50% of target shares based on the cumulative results achieved at the end of fiscal year 2010.

Table 2, below, outlines the metrics of the performance share plan adopted in fiscal year 2009.

Table 2

Performance Share Plan		Results-Driven Entitlement
		Performance	Entitlement
Metric		(As % of Financial Target)	(As % of Entitlement at Target)
(June 28, 2008-. July 1, 2011)	Tiers	(%)	(%)
Income from Operations as adjusted (50)%	Threshold	90	80

	Target	100	100

	Maximum	120	150

Return on	Threshold	75	80
Invested Capital as adjusted (50)%

	Target	100	100

	Maximum	120	150

LTIP awards made in fiscal 2009, with a performance measurement period of fiscal years 2010-2011, were composed of 50% stock options and 50% performance-based restricted stock awards. The LTIP awards made in fiscal 2010, with a performance measurement period of fiscal years 2010-2012, were composed of 33 1/3% stock options, 33 1/3% service-based restricted stock units and 33 1/3% performance-based restricted stock awards. (In both cases, the proportions are measured by the estimated GAAP expense associated with the awards.) The stock options vest over a three-year period with 50% vesting in the first year and 25% in each of the following two years. The performance shares vest over a three-year cliff vesting schedule and the restricted stock units vest 33% on the anniversary of the award.

The Committee believes that each type of equity component addresses different compensation objectives. Stock options provide a leverage opportunity and alignment with shareholder interests. Restricted Stock encourages retention of key executives. Performance-based restricted stock awards encourage a stronger operational focus.

Stock Options.  Stock options directly align the interests of executives and shareholders as the options only result in gain to the recipient if our stock price increases above the exercise price of the options. In addition, options are intended to help retain key employees because they vest over a period of three years, and to assist hiring new executives by replacing the value of stock options that may have been forfeited as a result of leaving a former employer. Generally, options are granted with an exercise price equal to the fair market value of the Class A common stock on the grant date, which is the closing price on the NASDAQ Global Market on that date. Typically, the Compensation Committee awards stock options that vest and become exercisable solely on the basis of continued employment, or other service, usually over three years, with 50 percent vesting on the first anniversary of the date of the grant and an additional 25 percent vesting on the second and third anniversaries of the date of the grant.

Restricted Stock Awards or Units.  Restricted stock awards are awards of stock at the start of a vesting or performance period which is subject to forfeiture or repurchase for nominal consideration if the specified vesting or other conditions are not satisfied. Restricted stock units are commitments to award shares of stock at the end of a vesting or performance period if the vesting or other conditions are satisfied. Apart from the use of restricted stock units as part of the LTIP, awards of restricted shares or units may be made on a selective basis to individual executives primarily to facilitate retention and succession planning or to replace the value of equity awards that may have been forfeited as a result of the executive’s leaving a former employer. For compensation planning purposes, awards of restricted shares or restricted share units are valued at the fair market value of the shares on the date of award, which is the closing price on the NASDAQ Global Market on that date, without reduction to reflect vesting or other conditions.

Key Employee Stock Option Program.  For non-executive key employees, the Board has authorized management to award stock options to purchase up to 1,269,530 shares of our Class A common stock under the proposed Amended and Restated 2007 Stock Equity Plan if that plan is approved by stockholders (see Proposal No. 4). The purpose of the key employee stock options is to motivate and reward employees for superior performance. The key employee stock option plan is also intended to help the Company present an equity incentive program for its non-executive employees that is competitive with those offered by other employers.

Stock Ownership Guidelines

While we do not have a minimum stock ownership requirement for members of the Board and our named executive officers, the corporate governance guidelines adopted by the Board encourage the ownership of our common stock.

Tax and Accounting Considerations

Tax Considerations.  The Compensation Committee generally considers the federal income tax and financial accounting consequences of the various components of the executive compensation program in making decisions about executive compensation. The Compensation Committee believes that achieving the compensation objectives discussed above is more important than the benefit of tax deductibility and the executive compensation programs may, from time to time, limit the tax deductibility of compensation. Nevertheless, when not inconsistent with these objectives, the Compensation Committee endeavors to award compensation that will be deductible for income tax purposes. Internal Revenue Code Section 162(m) may limit the tax deductions that a public company can claim for compensation to some of its named executive officers. The Compensation Committee believes that performance-based compensation authorized and earned under our employee stock option plan including performance shares and option awards, qualify as performance-based compensation that would not be subject to deduction limitations under Section 162(m) and the applicable Treasury Regulations and therefore was or will be fully tax-deductible by the Company. Accordingly the Compensation Committee believes that no expense must be accrued on account of non-deductibility under Section 162(m). Section 409A of the Internal Revenue Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of the deferral elections, timing of payments and certain other matters. As a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees so that they are either exempt from, or satisfy the requirements of Section 409A. We believe that currently we are operating such plans in compliance with Section 409A.

Accounting Considerations.  The Compensation Committee also considers the accounting and cash flow implications of various forms of executive compensation. In its financial statements, the Company records salaries and performance-based compensation such as bonuses as expenses in the amount paid or to be paid to the named executive officers. Accounting rules also require the Company to record an expense in its financial statements for equity awards, even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with Statement of Financial Accounting Standards No. 123(R). The Compensation Committee believes that the many advantages of equity compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them.

Retirement Benefits under the 401(k) Plan, Executive Perquisites, and Generally Available Benefit Programs

In fiscal year 2009, our named executive officers were eligible to participate in the health and welfare programs that are generally available to all full-time U.S.-based employees, including medical, dental, vision, life, short-term and long-term disability, employee assistance, flexible spending and accidental death and dismemberment. Except for allowances provided to former Stratex officers, such as a housing allowance, we do not provide perquisites to our named executive officers.

In addition, the named executive officers and all other eligible U.S.-based employees can participate in our tax-qualified 401(k) Plan. Under the 401(k) Plan, all eligible employees can receive matching contributions from the Company. Our company-matching contribution for the 401(k) Plan during fiscal year 2009 was 100 percent of the first five percent of contributions by the employee to the 401(k) Plan, to a maximum per participating employee of $22,000 for employees age 50 and over during each calendar year, as allowed by the IRS. We do not provide defined benefit pension plans or defined contribution retirement plans to the named executive officers or other employees other than the 401(k) Plan, or as required in certain countries other than the United States, for legal or competitive reasons.

The 401(k) Plan and the other benefit programs allow us to remain competitive and enhance employee loyalty and productivity. These benefit programs are primarily intended to provide all eligible employees with competitive and quality healthcare, financial contributions for retirement and to enhance hiring and retention.

Post-Termination Compensation

Employment agreements have been established with each of our named executive officers. These agreements provide for certain payments and benefits to the employee if his or her employment with us is terminated. These arrangements are discussed in more detail on page 30. We have determined that such payments and benefits are an integral part of a competitive compensation package for our named executive officers. For additional information regarding our employment agreements with our named executive officers, reference the discussion under “Potential Payments Upon Termination or Change of Control.”

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended July 3, 2009.

Compensation Committee of the Board of Directors

Dr. James C. Stoffel, Chairman
Clifford H. Higgerson
Dr. Mohsen Sohi

Summary Compensation Table

The following table summarizes the total compensation for each of our fiscal years ended July 3, 2009, June 27, 2008 and June 29, 2007 of our named executive officers, who consisted of our Chief Executive Officer, Chief Financial Officer, the next three other most highly compensated executive officers, and our former Chief Financial Officer, who would have been included in such table had she served as an executive officer at July 3, 2009.

							Change in
							Pension Value
							and Non-
							Qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name/Principal	Fiscal	Salary(3)	Bonus	Awards(4)	Awards(5)	Compensation(6)	Earnings(7)	Compensation(8)	Total
Position	Year(1)	($)	($)	($)	($)	($)	($)	($)	($)

Harald J. Braun, President, Chief Executive Officer and Director	2009	695,000	—	173,732	199,216	200,000	—	10,742	1,278,690
	2008	160,385	—	15,430	—	131,876	—	74,239	381,930

Thomas L. Cronan, III, Senior Vice President and Chief Financial Officer,	2009	46,154	—	16,391	15,526	6,875	—	50,212	135,158

Paul A. Kennard, Senior Vice President and Chief Technology Officer	2009	378,447	—	59,299	200,428	54,194	—	112,771	805,139
	2008	325,000	—	167,508	256,883	149,213	—	204,702	1,103,306
	2007	156,996	—	69,943	106,317	47,500	—	13,233	393,989

Heinz H. Stumpe, Senior Vice President and Chief Operating Officer	2009	321,923	—	65,483	140,846	46,179	—	25,831	600,262
	2008	308,308	—	147,022	155,445	99,000	—	28,230	738,005
	2007	143,166	—	61,402	60,172	36,000	—	16,400	317,140

Shaun McFall, Senior Vice President and Chief Marketing Officer	2009	263,384	—	51,568	113,136	36,180	—	14,831	479,099

Sarah A. Dudash, former Senior Vice President and Chief Financial Officer(2)	2009	152,307	—	(70,446)	79,357	—	—	217,024	378,242
	2008	240,000	—	204,329	119,570	87,120	—	21,737	672,756
	2007	187,000	—	116,646	66,474	63,516	—	85,621	519,257

(1)	Our 2009 fiscal year ended July 3, 2009 and 2008 fiscal year ended June 27, 2008. The amounts in this table represent total compensation paid or earned for our fiscal year as included in our annual financial statements.

Our 2007 fiscal year ended June 29, 2007. We acquired Stratex on January 26, 2007. The amounts in this table represent total compensation paid or earned for our fiscal year as included in our annual financial statements. Accordingly, compensation awards for Ms. Dudash represent her total compensation for the entire fiscal year

2007 because she was employed by MCD, our accounting predecessor, prior to the acquisition. Amounts for Mr. Kennard and Mr. Stumpe represent total compensation for their services for the period from January 26, 2007, when their employment with us commenced, through June 29, 2007.

(2)	Ms. Dudash resigned as Senior Vice President and Chief Financial Officer effective February 13, 2009.

(3)	The annual base salary for Mr. Braun is $695,000. The amount in the Summary Compensation table, $160,385, reflects the salary received for the period April 8, 2008 through June 27, 2008. The annual base salary for Mr. Cronan is $300,000. The amount in the Summary Compensation table, $46,154, reflects the salary received for the period May 4, 2009 through July 3, 2009.

(4)	For the fiscal years ended July 3, 2009 and June 27, 2008, these stock awards consist of awards of restricted stock and performance shares granted on February 28, 2007, May 6, 2008, November 5, 2008 and May 4, 2009 pursuant to our 2007 Stock Equity Plan, and for Ms. Dudash, also include awards from Harris. The amount of compensation for awards under the Harris plan was $32,107 and $48,092 for Ms. Dudash for fiscal 2009 and 2008, respectively. The amount of compensation for awards under the 2007 Stock Equity Plan for fiscal 2009 and 2008, respectively, was $173,732 and $15,430 for Mr. Braun, $144,371 and $167,508 for Mr. Kennard, $129,578 and $147,022 for Mr. Stumpe and for fiscal 2009, $101,679 for Mr. McFall. Fiscal 2009 also included negative amounts or reversals of performance share expense of $85,072 for Mr. Kennard, $64,095 for Mr. Stumpe, $50,111 for Mr. McFall and $102,553 for Ms. Dudash. Amounts in this column do not reflect compensation actually received by the named executive officers. These amounts represent the annual compensation expense that we recognized in our fiscal year 2009 and 2008 consolidated financial statements as determined in accordance with SFAS 123(R). These amounts have not been reduced by an estimate of forfeiture probability. Assumptions used in the calculation of these amounts are included in Notes B and M in our fiscal 2009 consolidated financial statements, included in Part II, Item 8 of our Annual Report on Form 10-K, filed with the SEC on September 4, 2009. The value ultimately realized by the named executive officers may be significantly more or less than the amount indicated, depending on the price of our common stock at the time of vesting and whether or not certain performance and employment criteria are met to allow vesting.

For the fiscal year ended June 29, 2007, these stock awards consisted of awards of restricted stock and performance shares granted on February 28, 2007 pursuant to our 2007 Stock Equity Plan, as well as awards from Harris. The amount of compensation for awards under the Harris plan was $51,439 for Ms. Dudash. The amount of compensation for awards under the 2007 Stock Equity Plan was $65,207 for Ms. Dudash, $69,943 for Mr. Kennard and $61,402 for Mr. Stumpe. Amounts in this column do not reflect compensation actually received by the named executive officers. These amounts represent the annual compensation expense that we recognized in our fiscal year 2007 consolidated financial statements as determined in accordance with SFAS 123(R). These amounts have not been reduced by an estimate of forfeiture probability. Assumptions used in the calculation of these amounts are included in Notes B and O in our fiscal 2007 consolidated financial statements, included in Part II, Item 8 of our Annual Report on Form 10-K, filed with the SEC on September 4, 2009. The value ultimately realized by the named executive officers may be significantly more or less than the amount indicated, depending on the price of our common stock at the time of vesting and whether or not certain performance and employment criteria are met to allow vesting.

(5)	For the fiscal year ended July 3, 2009, stock options may consist of options to purchase Harris common stock granted prior to January 26, 2007, options granted by Stratex prior to our merger which we have assumed, and options granted pursuant to our 2007 Stock Equity Plan. Compensation for options granted under the Harris Plan was $54,681 for Ms. Dudash. Compensation for former Stratex option grants was $111,637 for Mr. Kennard, $74,425 for Mr. Stumpe and $60,470 for Mr. McFall. Compensation for options granted under the 2007 Stock Equity Plan was $199,216 for Mr. Braun, $15,526 for Mr. Cronan, $88,791 for Mr. Kennard, $66,421 for Mr. Stumpe and $52,666 for Mr. McFall. The amounts shown are the amounts of annual compensation expense that we recognized in our fiscal year 2009 consolidated financial statements as determined in accordance with SFAS 123(R). Pursuant to SEC rules, these amounts are not reduced by an estimate of forfeiture probability. Assumptions used in the calculation of these amounts are included in Notes B and M in our fiscal 2009 consolidated financial statements, included in Part II, Item 8 of our Annual Report on Form 10-K filed with the SEC on September 4, 2009. The value ultimately realized by the named executive officers may be significantly more or less than the amount indicated, depending on the price of our common stock at the time of vesting, exercise and sale and whether or not certain employment criteria are met to allow vesting.

For the fiscal year ended June 27, 2008, stock options may consist of options to purchase Harris common stock granted prior to January 26, 2007, options granted by Stratex prior to our merger which we have assumed, and options granted pursuant to our 2007 Stock Equity Plan. Compensation for options granted under the Harris Plan was $32,107 for Ms. Dudash. Compensation for former Stratex option grants was $184,400 for Mr. Kennard and $100,841 for Mr. Stumpe. Compensation for options granted under the 2007 Stock Equity Plan was $87,463 for Ms. Dudash, $72,483 for Mr. Kennard and $54,604 for Mr. Stumpe.

For fiscal year ended June 29, 2007, stock options may consist of options to purchase Harris common stock granted prior to January 26, 2007, options granted by Stratex prior to our merger which we have assumed, and options granted pursuant to our 2007 Stock Equity Plan. Compensation for options granted under the Harris Plan was $43,274 for Ms. Dudash. Compensation for former Stratex option grants was $87,090 for Mr. Kennard and $45,688 for Mr. Stumpe. Compensation for options granted under the 2007 Stock Equity Plan was $23,200 for Ms. Dudash, $19,227 for Mr. Kennard and $14,484 for Mr. Stumpe.

(6)	For the fiscal year ended July 3, 2009, represents amounts paid in fiscal 2010 in respect of 2009 performance under the fiscal year 2009 AIP.

For the fiscal year ended June 27, 2008, represents amounts paid in fiscal 2009 in respect of 2008 performance under the fiscal year 2008 AIP.

For the fiscal year ended June 29, 2007, represents amounts paid in fiscal 2008 in respect of 2007 performance under the fiscal year 2007 AIP, which were 50 percent of the annual target for fiscal 2007. Also includes $30,216 for Ms. Dudash paid by Harris in fiscal 2007 to her, as a former MCD employee, for performance in the 7 month period ended January 26, 2007 prior to the merger.

(7)	We do not currently have our own pension plan or deferred compensation plan. However, Ms. Dudash will be upon retirement, entitled to receive benefits under the Harris Corporation Retirement Plan and Supplemental Employment Retirement Plan based on her service to us or Harris Corporation prior to January 26, 2007. There were no preferential or above-market earnings on amounts of compensation deferred by our named executive officers.

(8)	The following table describes the components of the “All Other Compensation” column.

								Company	Fees
								Contributions	Earned for	Company
								to Harris	Consulting	Matching
			Housing					Corporation	Services	Contributions	Tax
		Life	and Auto	Vacation	Merger	Travel	Other	Retirement	Subsequent to	Under	Gross-Ups and	Total
		Insurance	Allowance	Payout	Bonus	Disruption	Bonus	Plans	Termination	401(k) Plan	Equalization	All Other
		(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	Compensation
Name	Year	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)

Harald J. Braun	2009	2,723	—	—	—	—	—	—	—	8,019	—	10,742
	2008	—	—	—	—	—	74,239	—	—	—	—	74,239
Thomas L. Cronan, III	2009	212	—	—	—	—	50,000	—	—	—	—	50,212
Paul A. Kennard	2009	3,858	6,900	—	—	—	10,000	—	—	7,136	84,877	112,771
	2008	3,664	76,800	—	—	—	100,000	—	—	24,238	—	204,702
	2007	—	5,400	—	—	—	—	—	—	7,833	—	13,233
Heinz H. Stumpe	2009	1,831	24,000	—	—	—	—	—	—	—	—	25,831
	2008	1,740	24,750	—	—	—	—	—	—	1,740	—	28,230
	2007	—	16,400	—	—	—	—	—	—	—	—	16,400
Shaun McFall	2009	—	888	—	—	—	—	—	—	13,943	—	14,831
Sarah A. Dudash	2009	1,259	—	40,688	—	—	—	—	170,000	5,077	—	217,024
	2008	1,402	—	—	—	—	—	6,670	—	13,665	—	21,737
	2007	438	—	—	32,500	16,079	—	31,527	—	5,077	—	85,621

(a)	For fiscal years ended July 3, 2009 and June 27, 2008, represents premiums paid by the Company for life insurance that represent taxable income for the named executive officer in calendar 2007, 2008 or 2009. For fiscal year ended June 29, 2007, represents premiums paid by Harris for life insurance prior to January 26, 2007 that represent taxable income for the named executive officer in 2007 or 2008.

(b)	Represents taxable amounts paid under former Stratex Compensation policies that carried forward after the merger on January 26, 2007.

(c)	Represents accrued vacation paid to Ms. Dudash upon her voluntary termination with the Company.

(d)	Represents taxable amounts paid relating to work performed by former MCD personnel on the merger.

(e)	Represents taxable amounts paid to former MCD personnel for reimbursement of planned vacation costs that were disrupted as a result of work required to close the merger.

(f)	Represents a sign-on bonus paid to Mr. Cronan and Mr. Braun and an international assignment bonus for Mr. Kennard.

(g)	Represents amounts contributed by Harris to the Retirement Plan account of the respective named executive.

(h)	Represents amounts paid or accrued for consulting services rendered by Ms. Dudash subsequent to her resignation from the Company on February 13, 2009.

(i)	Represents matching contributions made by us to the account of the respective named executive’s 401(k) Plan.

(j)	Represents tax gross-ups and tax equalization payments to Mr. Kennard relating to his international assignment.

Grants of Plan-Based Awards in Fiscal 2009

The following table lists our grants and incentives during our fiscal year ended July 3, 2009 of plan based awards, both equity and non-equity based and including our Annual Incentive Plan, to the named executive officers and former executive officer, and listed in the Summary Compensation Table. There is no assurance that the grant date fair value of stock and option awards will ever be realized.

		Estimated Possible Payouts Under
		Short-Term Non-Equity Incentive			Estimated Future Payments Under
		Plan Awards in			Long-Term Equity Incentive Plan			All Other Stock Awards in			Grant
		Fiscal 2009(2)			Awards in Fiscal 2009(3)			Fiscal 2009			Date Fair
								Number of	Number of	Exercise or	Value of
								Shares of	Securities	Base Price of	Stock and
								Stock or Units	Underlying	Option	Option
	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(3)	Options(4)	Awards	Awards(5)
Name	(1)	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Share)	($)

Harald J. Braun	N/A	347,500	695,000	1,390,000	—	—	—	—	—	—	—
	11/05/08	—	—	—	93,802	117,252	175,878	—	—	—	699,994
	11/05/08	—	—	—	—	—	—	—	225,486	5.97	605,949

Thomas L. Cronan, III	N/A	12,500	25,000	50,000	—	—	—	—	—	—	—
	05/04/09	—	—	—	37,473	46,841	70,262	—	—	—	215,000
	05/04/09	—	—	—	—	—	—	—	84,314	4.59	188,906

Paul A. Kennard	N/A	94,250	188,500	377,000	—	—	—	—	—	—	—
	11/05/08	—	—	—	20,904	26,130	39,195	—	—	—	155,996
	11/05/08	—	—	—	—	—	—	—	50,251	5.97	135,472

Heinz H. Stumpe	N/A	81,250	162,500	325,000	—	—	—	—	—	—	—
	11/05/08	—	—	—	15,527	19,409	29,114	—	—	—	115,872
	11/05/08	—	—	—	—	—	—	—	37,326	5.97	100,627

Shaun McFall	N/A	60,300	120,600	241,200	—	—	—	—	—	—	—
	11/05/08	—	—	—	12,395	15,494	23,241	—	—	—	92,499
	11/05/08	—	—	—	—	—	—	—	29,796	5.97	80,327

Sarah A. Dudash	N/A	66,000	132,000	264,000	—	—	—	—	—	—	—
	11/05/08	—	—	—	25,259	31,574	47,361	—	—	—	188,497
	11/05/08	—	—	—	—	—	—	—	60,720	5.97	163,695

(1)	Awards of Class A common stock under our 2007 Stock Equity Plan.

(2)	The amounts shown under Estimated Possible Payouts Under Short Term Non-Equity Incentive Plan Awards reflect possible payouts under our fiscal 2009 Annual Incentive Plan. The actual amount earned by each named executive officer for fiscal 2009 pursuant to our 2009 Annual Incentive Plan is set forth in the Summary Compensation Table above under the column titled “Non-Equity Annual Incentive Plan Compensation.” The target amount for Mr. Cronan is pro-rated based on his length of service in fiscal 2009.

(3)	Performance share vesting may begin at 90 percent of the income from operations, as adjusted target and reaches maximum payout at financial performance above 120 percent and 75 percent of the return on invested capital, as adjusted target and reaches maximum payout at financial performance above 120 percent of this target. Fifty percent of the award is tied to achieving income from operations, as adjusted targets and the remaining 50 percent is tied to achieving return on invested capital, as adjusted targets. The shares may vest following the end of our 2011 fiscal year or July 1, 2011, based on continuous employment and achievement of performance results for the cumulative period from June 28, 2008 through the end of fiscal year 2011. Up to 50% of the performance shares may vest following the end of our 2010 fiscal year or July 2, 2010, based on continuous employment and achievement of performance results for the cumulative period from June 28, 2008 through the end of fiscal year 2010. Currently, performance shares have not vested for any officer.

(4)	Stock options vest in installments of 50 percent one year from the grant date, 25 percent two years from the grant date, and 25 percent three years from the grant date.

(5)	The “Grant Date Fair Value of Stock and Option Awards” column shows the full grant date fair value of the performance shares (at target) and stock options granted in fiscal 2009. The grant date fair value of the performance shares and option awards was determined under SFAS 123(R) and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards. The grant date fair value for performance awards was based on a grant price of $5.97 for November 5, 2008 and $4.59 for May 4, 2009, the closing market price of our common stock on the award dates. The assumptions used for determining values are set forth in Note M to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K, filed with the SEC on September 4, 2009. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2009

The following table provides information regarding outstanding unexercised stock options and unvested stock awards held by each of our named executive officers and former named executive officer as of July 3, 2009. Each grant of options or unvested stock awards is shown separately for each named executive officer. The vesting schedule for each award of options is shown in the footnotes following this table based on the option grant date. The material terms of the option awards, other than exercise price and vesting are generally described below in “Proposal No. 4, Approval of the Amended and Restated 2007 Stock Equity Plan”.

	Option Awards							Stock Awards
											Equity
											Incentive
										Equity	Plan
										Incentive	Awards:
										Plan	Market or
										Awards:	Payout
					Equity				Market	Number of	Value of
					Incentive				Value	Unearned	Unearned
					Plan			Number of	of	Shares	Shares,
					Awards:			Shares or	Shares	Units or	Units or
	[Awards	Number of		Number of	Number			Units of	or	Other	Other
	Listed in	Securities		Securities	of Securities			Stock	Units	Rights	Rights
	Chronological	Underlying		Underlying	Underlying			that	of	that	that
	Order]	Unexercised		Unexercised	Unexercised	Option		have	Stock that	have	have
	Award	Options		Options	Unearned	Exercise	Option	not	have not	not	not
	Grant	Exercisable		Unexercisable	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Date	(#)		(#)	(#)	($)	Date	(#)	($)	(#)	($)
Harald J. Braun	11/05/08	—		225,486 (1)	—	5.97	11/05/15	—	—	—	—
	11/05/08	—		—	—	—	—	—	—	117,252 (4)	721,100 (6)
Thomas L. Cronan, III	05/04/09	—		84,314 (2)	—	4.59	05/04/16	—	—	—	—
	05/04/09	—		—	—	—	—	—	—	46,841 (4)	288,072 (6)
Paul A. Kennard	11/05/08	—		50,251 (2)	—	5.97	11/05/15	—	—	—	—
	11/05/08	—		—	—	—	—	—	—	26,130 (4)	160,700 (6)
	02/28/07	11,250	(2)	3,750 (2)	—	20.40	02/28/14	—	—	—	—
	02/28/07	—		—	—	—	—	15,300 (5)	94,095 (6)	—	—
	06/06/06	30,000	(3)	—	—	16.04	06/06/16	—	—	—	—
	06/30/05	12,500	(3)	—	—	6.88	06/30/15	—	—	—	—
	03/30/04	37,500	(3)	—	—	17.52	03/30/14	—	—	—	—
	12/20/02	21,250	(3)	—	—	8.20	12/20/12	—	—	—	—
	05/09/00	1,309	(3)	—	—	120.25	05/09/10	—	—	—	—
	05/09/00	7,441	(3)	—	—	120.25	05/09/10	—	—	—	—
Heinz H. Stumpe	11/05/08	—		37,326 (2)	—	5.97	11/05/15	—	—	—	—
	11/05/08	—		—	—	—	—	—	—	19,409 (4)	119,365 (6)
	02/28/07	8,475	(2)	2,825 (2)	—	20.40	02/28/17	—	—	—	—
	02/28/07	—		—	—	—	—	14,600 (5)	89,790 (6)	—	—
	06/06/06	20,000	(3)	—	—	16.04	06/06/16	—	—	—	—

	Option Awards							Stock Awards
											Equity
											Incentive
										Equity	Plan
										Incentive	Awards:
										Plan	Market or
										Awards:	Payout
					Equity				Market	Number of	Value of
					Incentive				Value	Unearned	Unearned
					Plan			Number of	of	Shares	Shares,
					Awards:			Shares or	Shares	Units or	Units or
	[Awards	Number of		Number of	Number			Units of	or	Other	Other
	Listed in	Securities		Securities	of Securities			Stock	Units	Rights	Rights
	Chronological	Underlying		Underlying	Underlying			that	of	that	that
	Order]	Unexercised		Unexercised	Unexercised	Option		have	Stock that	have	have
	Award	Options		Options	Unearned	Exercise	Option	not	have not	not	not
	Grant	Exercisable		Unexercisable	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Date	(#)		(#)	(#)	($)	Date	(#)	($)	(#)	($)
	03/30/04	12,500	(3)	—	—	17.52	03/30/14	—	—	—	—
Shaun McFall	11/05/08	—		29,796 (2)	—	5.97	11/05/15	—	—	—	—
	11/05/08	—		—	—	—	—	—	—	15,494 (4)	95,288 (6)
	02/28/07	6,675	(2)	2,225 (2)	—	20.40	02/28/17	—	—	—	—
	02/28/07	—		—	—	—	—	11,400 (5)	70,110 (6)	—	—
	06/06/06	16,250	(3)	—	—	16.04	06/06/16	—	—	—	—
	06/30/05	5,050	(3)	—	—	6.88	06/30/15	—	—	—	—
	03/30/04	8,750	(3)	—	—	17.52	03/30/14	—	—	—	—
	12/20/02	8,000	(3)	—	—	8.20	12/20/12	—	—	—	—
	10/22/01	6,750	(3)	—	—	24.40	10/22/11	—	—	—	—

(1)	Stock options vest at a rate of 33 percent of the shares subject to the option on the first anniversary of the grant date, and the remainder vesting at a rate of 1/24th per month until the third anniversary of the grant date by which date all of the options will have vested.

(2)	Stock options vest in installments of 50 percent one year from the grant date, 25 percent two years from the grant date and 25 percent three years from the grant date.

(3)	These options were granted by Stratex, were assumed by us in the merger with Stratex and are fully vested.

(4)	Performance share vesting may begin at 90 percent of the income from operations, as adjusted target and reaches maximum payout at financial performance above 120 percent and 75 percent of the return on invested capital, as adjusted target and reaches maximum payout at financial performance above 120 percent of this target. Fifty percent of the award is tied to achieving income from operations, as adjusted targets and the remaining 50 percent is tied to achieving return on invested capital, as adjusted targets. The shares may vest following the end of our 2011 fiscal year or July 1, 2011, based on continuous employment and achievement of performance results for the cumulative period from June 28, 2008 through the end of fiscal year 2011. Up to 50% of the performance shares may vest following the end of our 2010 fiscal year or July 2, 2010, based on continuous employment and achievement of performance results for the cumulative period from June 28, 2008 through the end of fiscal year 2010. Currently, performance shares have not vested for any officer.

(5)	Restricted stock that vests if at all, only in full on the third anniversary of the grant date, or February 28, 2010 based on continuous employment through that date.

(6)	Market value is based on the closing sales price of a share of Class A common stock of $6.15 on July 2, 2009, as reported on the NASDAQ Global Market.

Option Exercises and Stock Vested in Fiscal 2009

The following table provides information for each of our named executive officers and former executive officer regarding (1) Harris stock option exercises during fiscal 2009, including the number of Harris shares acquired upon exercise and the value realized, (2) the number of Harris shares acquired upon the vesting of stock awards during fiscal 2009 and (3) the number of Harris Stratex Networks Class A shares acquired upon the vesting of stock awards during fiscal 2009. No options to purchase Class A common stock were exercised during fiscal 2009.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on Vesting	Value Received on
Name	Exercise (#)	Exercise(1)($)	(#)	Vesting ($)

Harald J. Braun(2)	—	—	10,661	44,562
Thomas L. Cronan, III	—	—	—	—
Paul A. Kennard	—	—	—	—
Heinz H. Stumpe	—	—	—	—
Shaun McFall	—	—	—	—
Sarah A. Dudash	18,900	225,624	1,300	67,275(3)

(1)	All options exercised related to Harris options and awards.

(2)	Amount shown is the aggregate market value of the Harris Stratex Networks Class A vested shares of restricted stock on the vesting date.

(3)	Amount shown is the aggregate market value of the Harris vested shares of restricted stock on the vesting date.

Equity Compensation Plan Summary

The following table provides information as of July 3, 2009, relating to our equity compensation plan pursuant to which grants of options, restricted stock and performance shares may be granted from time to time and the option plans and agreements assumed by us in connection with the Stratex acquisition:

			Number of Securities
			Remaining Available for
	Number of Securities to		Further Issuance Under
	be Issued Upon Exercise		Equity Compensation Plans
	of Options and Vesting of	Weighted-Average	(Excluding Securities
	Restricted Stock and	Exercise Price of	Reflected in the
Plan Category	Performance Shares	Outstanding Options(1)	First Column)

Equity Compensation plan approved by security holders(2)	1,857,381	$7.94	3,058,363
Equity Compensation plans not approved by security holders(3)	1,693,820	$25.52	—

Total	3,551,201	$18.59	3,058,363

(1)	Excludes weighted average fair value of restricted stock and performance shares at issuance date.

(2)	Consists solely of our 2007 Stock Equity Plan. Includes 1,103,177 Shares related to stock options, 669,484 performance shares and 176,975 restricted shares.

(3)	Consists of Shares of Class A common stock that may be issued pursuant to option plans and agreements assumed pursuant to the Stratex acquisition and are not included in the 2007 Stock Equity Plan. The Stratex plans were duly approved by the shareholders of Stratex prior to the merger with us. No shares are available for future awards under those plans.

Potential Payments Upon Termination or Change of Control

Employment agreements have been established with each of the continuing named executive officers, which provide for such executives to receive certain payments and benefits if their employment with us is terminated. These arrangements are set forth in detail below assuming a termination event on July 3, 2009 based on our stock price on that date. The Board has determined that such payments and benefits are an integral part of a competitive compensation package for our executive officers.

The table below reflects the compensation and benefits due to each of the named executive officers in the event of termination of employment by us without cause or termination by the executive for good reason (other than within 18 months after a Change of Control, as defined below) and in the event of disability and in the event of termination of employment by us without cause or termination by the executive for good reason within 18 months after a Change of Control. The amounts shown in the table are estimates of the amounts that would be paid upon termination of employment. There are no compensation and benefits due to any named executive officer in the event of death, or of termination of employment by us for cause or voluntary termination. The actual amounts would be determined only at the time of the termination of employment.

			Base	Months			Total		Accelerated	Continuation	Out-
		Number of	per	Times	Target		Severance		Equity	of Insurance	Placement
		Months	Month	Base	Bonus		Payments		Vesting	Benefit	Services	Total
Name	Conditions for Payouts	(#)	(1)($)	($)	(2)($)		($)		(3)($)	(4)($)	(5)($)	($)

Harald J. Braun	Termination without cause or for good reason	24	57,917	1,390,008	1,390,000		3,230,008	(7)	268,403	22,021	—	3,520,432
	Within 6 months before or 18 months after Change of Control	36	57,917	2,085,012	1,390,000		3,925,012	(7)	761,687	33,032	—	4,719,731
Thomas L. Cronan, III	Termination without cause or for good reason, or due to disability	12	25,000	300,000	50,000	(6)	350,000		144,036	17,530	30,000	541,566
	Within 18 months after Change of Control	24	25,000	600,000	150,000	(6)	750,000		419,602	35,060	30,000	1,234,662
Paul A. Kennard	Termination without cause or for good reason, or due to disability	12	27,066	324,792	377,000		701,792		—	6,129	30,000	737,921
	Within 18 months after Change of Control	24	27,066	649,584	377,000		1,026,584		263,840	12,258	30,000	1,332,682
Heinz H. Stumpe	Termination without cause or for good reason, or due to disability	12	27,083	324,996	325,000		649,996		—	5,303	30,000	685,299
	Within 18 months after Change of Control	24	27,083	649,992	325,000		974,992		215,874	10,606	30,000	1,231,472
Shaun McFall	Termination without cause or for good reason, or due to disability	12	22,334	268,008	241,200		509,208		—	17,349	30,000	556,557
	Within 18 months after Change of Control	24	22,334	536,016	241,200		777,216		170,761	34,698	30,000	1,012,675

(1)	The monthly base salary represents the total gross monthly payments to each named executive officer at the current salary.

(2)	The target bonus represents the maximum amount of a payout under the terms of the Annual Incentive Plan discussed in the Compensation Discussion and Analysis section of this Proxy Statement.

(3)	Reflects acceleration of outstanding equity awards as of July 3, 2009.

(4)	The insurance benefit provided is paid directly to the insurer benefit provider and includes amounts for COBRA.

(5)	The estimated dollar amounts for Outplacement Services would be paid directly to an outplacement provider selected by us.

(6)	Prorated based on the proportion of the current fiscal year preceding termination.

(7)	Additional severance of $450,000 is included if termination occurs within three years of the start date.

Our employment agreement with Mr. Harald J. Braun, our President and Chief Executive Officer, includes the following provisions:

If he is terminated without cause or should he resign for good reason and he signs a general release he will be entitled to receive the following severance benefits:

•	severance payments at his final base salary for a period of 24 months following his termination;

•	an additional severance payment of $450,000 to be paid within 15 days of the effective date of release and only if such termination occurs within three years after his start date;

•	payment of premiums necessary to continue his group health insurance under COBRA until the earlier of (a) 24 months following termination date; or (b) the date on which he first becomes eligible to participate in another employer’s group health insurance; or (c) the date on which he is no longer eligible for COBRA coverage; provided, however, if he is 60 years of age or older on the date of termination (other than death), and has been employed by the Company for more than three years as of the date of termination, the Company will pay premiums under COBRA until he reaches the age of 65 or eligible to participate in another employer’s health insurance plan, whichever comes first;

•	the prorated portion of any incentive bonus he would have earned during the incentive bonus period in which his employment was terminated;

•	any stock options granted shall be accelerated with respect to any options that would become exercisable within 365 days after the termination date and if termination occurs prior to the second anniversary of his start date any additional vesting that would have occurred through such second anniversary but no other vesting shall occur; however, he will be entitled to purchase any vested shares subject to his options until the earlier of 24 months following termination date or the date on which the applicable option(s) expire(s);

•	restricted shares issued shall be accelerated;

•	a pro rata portion based on a proportion of the fiscal year prior to termination of performance shares for the relevant measurement period will vest based upon actual company performance for the measurement period in which termination occurs.

In addition, the agreement provides that if within 6 months before or 18 months following a Change of Control, Mr. Braun’s employment with us is terminated by us without cause, or Mr. Braun resigns for good reason following a Change of Control and he signs a general release of known and unknown claims in a form satisfactory to us, he will be entitled to receive the same severance benefits from us that are described above, except:

•	the severance benefits described shall be increased by an additional 12 months;

•	we will also accelerate the vesting of all unvested stock options granted to him by us such that all of his stock options to purchase Class A common stock will be fully vested as of the date of his termination/resignation.

The employment agreements with our named executive officers define a “Change of Control” as follows:

•	any merger, consolidation, share exchange or acquisition, unless immediately following such merger, consolidation, share exchange or acquisition of at least 50 percent of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the entity resulting from such merger, consolidation or share exchange, or the entity which has acquired all or substantially all of our assets (in the case of an asset sale that satisfies the criteria of an acquisition) (in either case, the “Surviving Entity”), or

•	if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50 percent or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity is represented by our securities that were outstanding immediately prior to such merger, consolidation, share exchange or acquisition (or, if applicable, is represented by shares into which such Company securities were converted pursuant to such merger, consolidation, share exchange or acquisition), or

•	any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires beneficial ownership (determined pursuant to SEC Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 30 percent of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to the our stockholders that the Board does not recommend such stockholders accept, other than: (i) Harris if it beneficially owns more than 50 percent of such total voting power immediately prior to such acquisition, (ii) we, or an Affiliate * (who is an Affiliate immediately prior to such acquisition; (iii) an employee benefit plan of ours or any of our Affiliates’ * ; (iv) a trustee or other fiduciary holding securities under an employee benefit plan of our or any of our Affiliates’ * ; or (v) an underwriter temporarily holding securities pursuant to an offering of such securities; or

•	over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals each of whom meet one of the following criteria: (i) have been a Board member continuously since the adoption of this Plan or the beginning of such 36-month period; (ii) have been appointed by Harris; or (iii) have been elected or nominated during such 36-month period by at least a majority of the Board members that belong to the same Class of director as such Board member; and (iv) satisfied one of the above criteria when they were elected or nominated; or

•	a majority of the Board determines that a Change of Control has occurred.

Employment agreements are in effect for all other current named executive officers, which provide that if they are terminated without cause or should they resign for good reason or become disabled and they sign a general release they will be entitled to receive the following severance benefits:

•	severance payments at their final base salary for a period of 12 months following termination;

•	payment of premiums necessary to continue their group health insurance under COBRA until the earlier of: (a) 12 months, (b) the date on which they first became eligible to participate in another employer’s group health insurance; or (c) the date on which they are no longer eligible for COBRA coverage;

•	the prorated portion of any incentive bonus they would have earned during the incentive bonus period in which their employment was terminated;

•	any stock option(s) granted to the executive officer will stop vesting as of their termination date; however, they will be entitled to purchase any vested share(s) of stock that are subject to the outstanding options until the earlier of: (a) 12 months; or (b) the date on which the applicable option(s) expire; and

•	outplacement assistance selected and paid for by us.

In addition, these agreements provide that if there is a Change of Control, and employment with us is terminated by us without cause or by the employee for good reason within 18 months after the Change of Control and they sign a general release of known and unknown claims in a form satisfactory to us, (i) the severance benefits described shall be increased by an additional 12 months; (ii) they will receive a payment equal to the greater of (a) the average of the annual incentive bonus payments received by them, if any, for the previous three years; or (b) their target incentive bonus for the year in which their employment terminates; and (iii) the vesting of all unvested stock option(s) granted by us will accelerate, such that all of their stock option(s) will be fully vested as of the date of their termination/resignation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10 percent of a registered Class of the Company’s equity securities to file with the

* For the purposes of Mr. Braun’s agreement, the term “affiliate” means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, executive officers and greater than 10 percent holders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3 and 4 received during fiscal 2008, and Forms 5 (or any written representations) received with respect to fiscal year 2009, we believe that all directors, officers, executive officers and 10 percent stockholders complied with all applicable Section 16(a) filing requirements during fiscal 2009.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

At the 2009 Annual Meeting of Stockholders, directors are being nominated for re-election to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until the death, resignation or removal of such director. In a Board meeting on September 1, 2009, following the recommendation of our Governance and Nominating Committee, the Board re-nominated the eight Class A director nominees listed below for re-election to serve on the Board following the annual meeting. Unless you attend the annual meeting in person and submit a ballot that indicates your intent to withhold your vote in favor of any or all of the Class A director nominees listed below, or, in the alternative, submit a proxy card or other voting instructions, as the case may be, indicating your intention to withhold your vote in favor of any or all of the Class A director nominees listed below, then your proxy will be voted “FOR” the re-election of each of the Class A director nominees listed below.

The Class A director nominees will be elected by plurality vote. In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the annual meeting, all proxies received by the proxy holders will be voted for any subsequent nominee named by our current Board to fill the vacancy created by the earlier nominee’s withdrawal from the election. As of the date of this Proxy Statement, the Board is not aware of any director nominee who is unable or will decline to serve as a director.

In addition, in the event additional persons are nominated for election as directors (other than the director nominees listed below), the proxy holders intend to vote all proxies received by them for the director nominees listed below.

DIRECTORS

Name	Title	Age

Charles D. Kissner	Chairman of the Board	62
Harald J. Braun	Director, Chief Executive Officer	53
Eric C. Evans	Director	56
William A. Hasler	Director	67
Clifford H. Higgerson	Director	69
Dr. Mohsen Sohi	Director	50
Dr. James C. Stoffel	Director	63
Edward F. Thompson	Director	71

Vote Required

Our Class A directors will be elected from the persons nominated by the affirmative vote of holders of a plurality of our outstanding Class A common stock present in person, or represented by proxy, at the annual meeting and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES AND UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending July 2, 2010. During fiscal year 2009, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other audit related services.

Vote Required

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2010 requires the affirmative vote of a majority of the shares of our Class A common stock present in person or represented by proxy and entitled to vote at the meeting. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE AUDIT COMMITTEE’S APPOINTMENT OF ERNST & YOUNG LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE 2010 FISCAL YEAR

PROPOSAL NO. 3

APPROVAL OF THE 2010 EMPLOYEE STOCK PURCHASE PLAN

We are requesting that the stockholders vote in favor of approving the 2010 Employee Stock Purchase Plan (the “ESPP”), which was approved, upon the recommendation of the Compensation Committee and subject to stockholder approval, by the Board on September 1, 2009. A copy of the ESPP is attached as Appendix A. The following description is only a summary of the ESPP and we encourage you to read it in its entirety in order to review the actual terms of the ESPP.

Effective Date.  If approved by the stockholders, the ESPP will go into effect on January 1, 2010.

Purpose.  The ESPP provides an incentive to, and encourages stock ownership by, all eligible employees of the Company and participating subsidiaries so that they may share in our growth by acquiring or increasing their share ownership in the Company. The ESPP is designed to encourage eligible employees to remain in our employ. It is intended that the ESPP constitute an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under the ESPP, eligible executive officers and employees who wish to do so may purchase shares of the Company’s Class A common stock through payroll deductions.

Shares Subject to the Plan.  The shares issued or to be issued under the ESPP are authorized but unissued shares of the Company’s Class A common stock. The ESPP authorizes the issuance of up to 850,000 shares of Class A common stock.

Administration.  The ESPP may be administered by the Compensation Committee of the Board, by another designated Compensation Committee, or by the Board directly. The designated administrator, or the Compensation Committee, has the discretion, subject to the provisions of the ESPP, to make or to select the manner of making all determinations with respect to options granted under the ESPP. Further, the Compensation Committee has complete authority to interpret the ESPP, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the ESPP.

Terms of Participation.  The ESPP will be implemented through a series of purchase periods called “plan periods.” Each plan period begins on the first business day of each January, April, July and October and ends on the last business day of the following March, June, September and December, respectively. An eligible employee will be granted an option at the beginning of the plan period, and can accumulate money to pay the exercise price for the option by electing to have payroll deductions taken from each payroll during a plan period of an amount between 1% and 15% of his or her compensation, but will not exceed $25,000 on an annual basis. At the end of each plan period, unless the participating employee has withdrawn from the ESPP, the option will be exercised by applying the employee’s accumulated payroll deductions to the purchase of Common Stock. The exercise price paid by the employee will be 95% of the fair market value of the Company’s Class A common stock at the end of the plan period.

Eligibility.  Employees of the Company or a participating subsidiary are eligible to participate in the ESPP if we employ them for at least 20 hours per week and at least five months per year. Currently, approximately 770 employees are expected to be eligible to participate in the ESPP. However, no employee shall be granted an option under the ESPP if, immediately after the grant, the employee would own stock, including any outstanding options to purchase stock, equaling 5% or more of the total voting power or value of all classes of our stock. In addition, the ESPP provides that no employee may be granted an option if the option would permit the employee to purchase stock under all of our employee stock purchase plans in an amount that exceeds $25,000 of the fair market value of such stock for each calendar year in which the option is outstanding.

Corporate Transactions.  In the event of a dissolution or liquidation of the Company, the plan period then in progress will terminate. In the event of another significant corporate transaction such as a merger or consolidation of us with and into another person or entity or the sale or transfer of all or substantially all of our assets, each right to purchase stock under the ESPP will be assumed, or an equivalent right will be substituted by, the successor corporation. In the event that the successor corporation refuses to assume each purchase right or to substitute an equivalent right, any ongoing offering period will be shortened so that employees’ rights to purchase stock under the ESPP are exercised prior to the transaction, unless the employee has withdrawn.

Amendment and Termination.  The Board has the power to amend or terminate the ESPP and to change or terminate plan periods as long as any action does not adversely affect any outstanding rights to purchase stock; provided, however, that the Board may amend or terminate the ESPP or a plan period even if it would adversely affect outstanding options in order to avoid our incurring adverse accounting charges or if the Board determines that termination of the ESPP and/or plan period is in our best interest and the best interest of our stockholders. The ESPP will continue in effect until terminated by the Board.

Amount of Benefits.  The dollar value of benefits that will be received by any employee or group of employees in the ESPP is not determinable due to the voluntary nature of the ESPP and the variables involved in the calculation of any such benefits (including our stock price).

Summary of Tax Consequences.  The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the ESPP. This summary is not comprehensive and is based upon laws and regulations in effect on April 1, 2009. Such laws and regulations are subject to change. This summary is intended for the information of stockholders considering how to vote and not as tax guidance to participants in the ESPP. Employees participating in the ESPP should consult their own tax advisors as to the tax consequences of participation.

An employee will not have to report taxable income either upon receipt of an option under the ESPP or upon exercise of the option. An employee may have to report income upon the sale of shares acquired by exercising the option, and the employee will be taxed on such income in the same way as any other compensation for services. The amount of taxable income that an employee must report depends upon the employee’s specific circumstances, as follows. If an employee sells his or her shares within two years after the date he or she received the option, or within one year after he or she exercised the option, the employee will have to report as compensation income the difference between the value of the shares at the date of exercise and the amount the employee paid for the shares. If an employee sells his or her shares more than two years after the date he or she received the option, and more than one year after he or she exercised the option, the employee will have to report as compensation income the lesser of: (i) the value of the shares at the sale date minus the option exercise price, or (ii) the value of the shares at the grant date minus the option exercise price. In addition, an employee may also have a capital gain or loss upon sale of the shares. The amount of gain or loss will be measured by the difference between the amount received from the sale of the shares and the employee’s basis in the shares. An employee’s basis in the shares is the exercise price paid for the shares plus the amount of compensation income reported in connection with the sale of the shares. For purposes of the foregoing summary, we assumed that no option under the ESPP will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), or, if any option was considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an option includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an option under the ESPP will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

Although the foregoing summarizes the essential features of the ESPP, it is qualified in its entirety by reference to the full text of the ESPP as attached. We rely on the ESPP, and our employees’ ability to purchase stock of the Company thereunder, as an essential part of the benefits package necessary to attract and retain qualified and experienced employees. The Board believes that adoption of the ESPP is essential to permit the Company to continue to provide long-term equity based incentives to present and future employees and to align employees’ interests with those of the Company’s stockholders.

Vote Required

Approval of the ESPP requires the affirmative vote of a majority of the shares of Class A common stock of the Company present in person or by proxy and entitled to vote at the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2010 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL NO. 4

APPROVAL OF THE AMENDED AND RESTATED 2007 STOCK EQUITY PLAN

We are requesting that the stockholders vote in favor of approving the 2007 Stock Equity Plan as amended and restated by the Board on September 14, 2009, upon the recommendation of the Compensation Committee and subject to the approval of the stockholders (the “Amended 2007 Plan”). The Amended 2007 Plan is intended to amend, restate and continue the Company’s 2007 Stock Equity Plan (the “2007 Plan”) on the date on which the Amended 2007 Plan is approved by our stockholders. Any awards granted under the 2007 Plan would remain in effect pursuant to their terms and the terms of the 2007 Plan prior to the approval of the Amended 2007 Plan.

Set forth below is a summary of the Amended 2007 Plan, which is qualified in its entirety by the specific language of the Amended 2007 Plan, a copy of which is attached to this proxy statement as Appendix B.

The Amended 2007 Plan makes several changes principally related to the maximum total number of shares of Class A common stock we may issue under the 2007 Plan. The primary changes are:

•	increase the maximum total number of shares of Class A common stock we may issue by 5,400,000 shares from 5,000,000 to 10,400,000;

•	provide that any grant of a stock option or stock-settled stock appreciation right shall be counted against the maximum share limitation under the Amended 2007 Plan as one share of Class A common stock, but that any grant of any other award denominated and settled in shares, such as restricted stock, will be counted against the maximum share limitation under the Amended 2007 Plan as 1.31 shares of Class A common stock common stock;

•	eliminate from the definition of “Change of Control” the Board determination that a Change of Control has occurred; and

•	require stockholder approval of certain changes to the Amended 2007 Plan and awards granted thereunder, in addition to those changes, such as repricings, already requiring stockholder approval under the 2007 Plan.

As of September 22, 2009, a total of 3,148,447 shares of Class A common stock remained available for issuance under the 2007 Plan. After giving effect to authorized long-term incentive awards for fiscal year 2010-12 that will be granted before the end of calendar year 2009, it is anticipated that approximately 1,450,000 shares of Class A common stock will remain available for issuance under the 2007 Plan, prior to the proposed increase in the maximum number of shares issuable under the 2007 Plan. The purpose of the increase in authorized shares is to secure adequate shares to fund expected awards under our long-term incentive program. Our Board believes that this number represents a reasonable amount of potential equity dilution and allows us to continue awarding equity incentives, which are an important component of our overall compensation program.

Summary of Amended 2007 Plan

Purpose.  The Amended 2007 Plan is intended to retain and reward highly qualified employees, consultants, and directors and encourage their ownership of Class A common stock.

Administration.  The Amended 2007 Plan may be administered by the Compensation Committee of the Board, by another designated Compensation Committee, or by the Board directly. The designated administrator, or the Compensation Committee, has the discretion, subject to the provisions of the Amended 2007 Plan, to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Compensation Committee has complete authority to interpret the Amended 2007 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Amended 2007 Plan.

Eligibility.  Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee members of the Board or of any board of directors (or similar governing authority) of any affiliate. Currently, approximately 120 employees will be eligible under the Amended 2007 Plan.

Shares Subject to the Amended 2007 Plan.  The shares issued or to be issued under the Amended 2007 Plan are authorized but unissued shares of the Company’s Class A common stock. Subject to adjustment for changes in capitalization, the maximum number of shares of Class A common stock which may be issued or made subject to awards under the Amended 2007 Plan is 10,400,000 (which will include any shares delivered, issued or subject to awards granted under the 2007 Plan prior to the approval of the Amended 2007 Plan by our stockholders), and no more than 10% of the available Amended 2007 Plan shares of Class A common stock may be covered by awards issued to any one person in any one calendar year.

Subject to adjustment for changes in capitalization, in the case of any awards granted under the Amended 2007 Plan following the approval of the Amended 2007 Plan by our stockholders, (x) each share with respect to which an option or stock-settled SAR is granted under the Amended 2007 Plan will reduce the aggregate number of shares that may be delivered under the Amended 2007 Plan by one share and (y) each share with respect to which any other award denominated in shares is granted under the Amended 2007 Plan will reduce the aggregate number of shares that may be delivered under the Amended 2007 Plan by 1.31 shares. Upon exercise of a stock-settled SAR, each share with respect to which such stock-settled SAR was exercised would be counted as one share against the maximum aggregate number of shares available under the Amended 2007 Plan, regardless of the number of shares actually delivered upon settlement of such stock-settled SAR. Settlement of any award shall not count against the number of shares available for delivery under the Amended 2007 Plan except to the extent settled in the form of shares. If, after the effective date of the Amended 2007 Plan, any award granted under the Amended 2007 Plan or 2007 Plan were forfeited, or otherwise expired, terminated or were canceled without the delivery of all shares subject thereto, or were settled other than by the delivery of shares (and in the case of cash settlement, for less than the then-market value), then the number of shares subject to such award that were not issued would not be treated as issued, such that the aggregate number of shares that may be delivered pursuant the Amended 2007 Plan will be increased by the number of shares by which the aggregate number of shares was reduced at the time the original award was granted.

Types of Awards.  Awards under the Amended 2007 Plan may include incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and performance units, qualified performance-based awards and stock grants. Each award will be evidenced by an instrument in such form as the

Compensation Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any restricted stock or restricted stock units. Except as noted below, all relevant terms of any award will be set by the Compensation Committee in its discretion. On September 18, 2009, the last share price of our Class A common stock listed on the NASDAQ Global Market was $7.43.

•	Nonstatutory stock options and incentive stock options, or stock options, are rights to purchase Class A common stock of the Company. A stock option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine. A stock option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the stock option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, by delivery to the Company (or attestation of ownership) of shares of Class A common stock (with some restrictions), or through and under the terms and conditions of any formal cashless exercise program authorized by the Company.

•	Incentive stock options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than 100% of the fair market value of the Company’s Class A common stock on the date of grant (110% for incentive stock options granted to any 10% stockholder of the Company). In addition, the term of an incentive stock option may not exceed seven years (five years, if granted to any 10% stockholder). Nonstatutory stock options must have an exercise price of not less than 100% of the fair market value of the Company’s Class A common stock on the date of grant and the term of any nonstatutory stock option may not exceed seven years. In the case of an incentive stock option, the amount of the aggregate fair market value of Class A common stock (determined at the time of grant) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

•	Stock appreciation rights, or SARs, are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Compensation Committee, based on the increase in the value of the number of shares of Class A common stock specified in the SAR. The base price (above which any appreciation is measured) will in no event be less than 100% of the fair market value of the Class A common stock on the date of grant of the SAR or, if the SAR is granted in tandem with a stock option (that is, so that the recipient has the opportunity to exercise either the stock option or the SAR, but not both), the exercise price under the associated stock option. The term of any SAR may not exceed seven years.

•	Awards of restricted stock are grants or sales of Class A common stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for a stated term or the achievement of individual or Company performance goals. Awards of restricted stock include the right to any dividends on the shares pending vesting (or forfeiture), although the Compensation Committee may determine, at the time of the award, that any cash dividends will be deferred and, if cash dividends are deferred, the Compensation Committee may determine that the deferred dividends will be reinvested in additional restricted stock.

•	Awards of restricted stock units and performance units are grants of rights to receive either shares of Class A common stock (in the case of restricted stock units) or the appreciation over a base value (as specified by the Compensation Committee) of a number of shares of Class A common stock (in the case of performance units) subject to satisfaction of service or performance requirements established by the Compensation Committee in connection with the award. Such awards may include the right to the equivalent to any dividends on the shares covered by the award, which amount may in the discretion of the Compensation Committee be deferred and paid if and when the award vests.

•	A stock grant is a grant of shares of Class A common stock not subject to restrictions or other forfeiture conditions. stock grants may be awarded only in recognition of significant contributions to the success of the Company or its affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Compensation Committee deems appropriate.

Qualified Performance-Based Awards.  Qualified performance-based awards are awards that include performance criteria intended to satisfy Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s federal income tax deduction for compensation to certain specified senior executives to $1 million, but excludes from that limit “performance-based compensation.” Qualified performance-based awards may be in the form of stock options, restricted stock, restricted stock units or performance units, but in each case will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in the award:

cash flow (before or after dividends)	earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization)
stock price	return on equity
stockholder return or total stockholder return	return on capital (including without limitation return on total capital or return on invested capital)
return on investment	return on assets or net assets
market capitalization	economic value added
debt leverage (debt to capital)	Revenue
sales or net sales	Backlog
income, pre-tax income or net income	operating income or pre-tax profit
operating profit, net operating profit or economic profit	gross margin, operating margin or profit margin
return on operating revenue or return on operating assets	cash from operations
operating ratio	operating revenue
market share improvement	general and administrative expenses
customer service

Qualified performance-based awards in the form of stock options must have an exercise price which is not less than 100% of the fair market value of the Company’s Class A common stock on the date of grant. No payment or other amount will be available to a recipient of a qualified performance-based award except upon the Compensation Committee’s determination that a particular goal or goals established by the Compensation Committee for the criteria (from among those specified above) selected by the Compensation Committee have been satisfied. A stock grant is not a qualified performance-based award.

Effect of Termination of Employment or Association.  Unless the Compensation Committee determines otherwise in connection with any particular award under the Amended 2007 Plan, stock options and SARs will generally terminate three months following the recipient’s termination of employment or other association with the Company. The effect of termination on other awards will depend on the terms of those awards.

Transferability.  In general, no award under the Amended 2007 Plan may be transferred by the recipient, and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Compensation Committee may approve the transfer, without consideration, of an award of a nonstatutory option or restricted stock to a family member.

Effect of Significant Corporate Event.  In the event of any change in the outstanding shares of Class A common stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Class A common stock, an appropriate and proportionate adjustment will be made in (1) the maximum numbers and kinds of shares subject to the Amended 2007 Plan and the Amended 2007 Plan limits, (2) the numbers and kinds of shares or other securities subject to the then outstanding awards, (3) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding stock options or SARs

(without change in the aggregate purchase or hurdle price as to which stock options or SARs remain exercisable), and (4) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding stock option or SAR shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the stock option or SAR to the extent exercisable on the date of dissolution or liquidation.

Change of Control.  Award agreements pursuant to the Amended 2007 Plan may provide, as determined by the Compensation Committee, or the Compensation Committee may elect that, in the event of a change of control, stock options and stock appreciation rights will accelerate; the risk of forfeiture applicable to restricted stock and restricted stock units will lapse; and all conditions on restricted stock and restricted stock units shall be deemed to have been satisfied. A change of control is defined as the occurrence of any of: (a) a transaction after which less than 50% of the voting power of the resulting entity or ultimate parent entity is represented by previously issued and outstanding Company securities, or securities into which the Company securities were converted; (b) a merger, consolidation, share exchange or acquisition after which less than 50% of the voting power of the resulting entity or ultimate parent entity is represented by previously issued and outstanding Company securities or securities into which the Company securities were converted; (c) other than by means of a merger, consolidation, share exchange or acquisition, a person or group of persons obtains more than 30% of the total combined voting power of the Company (excluding the employee benefit plans and trustees of employee benefits plans for the Company and its affiliates, and any underwriters temporarily holding securities prior to an offering of such securities); or (d) the composition of the Board changes, over a period of 36 months or less, such that a majority of the individuals on the Board are no longer at least one of the following: (i) directors appointed before the adoption of the Amended 2007 Plan or directors who have served throughout the period, or (ii) directors elected by a majority of directors that (x) belong to the same class of directors as such director, and (y) satisfied the criteria above at the time they voted for such director.

Amendments to the Amended 2007 Plan.  Generally the Board may amend or modify the Amended 2007 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification. However, the Board may not amend the 2007 Plan, without stockholder approval, to (i) change the description of the persons eligible for awards under the Amended 2007 Plan, (ii) increase the number of shares of Class A common stock available under the Amended 2007 Plan, except as necessary to carry out adjustments for changes in capitalization, or (iii) change the basis on which shares under any award are taken into account for purposes of the limitation on the number of shares of Class A common stock available under the Plan.

Summary of Tax Consequences.  The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the Amended 2007 Plan. This summary is not comprehensive and is based upon laws and regulations in effect at the date of this Proxy Statement. Such laws and regulations are subject to change. This summary is intended for the information of shareholders considering how to vote and not as tax guidance to participants in the Amended 2007 Plan. Participants in the Amended 2007 Plan should consult their own tax advisors as to the tax consequences of participation.

•	Nonstatutory stock options. Generally, there are no federal income tax consequences to the participants upon grant of nonstatutory stock options. Upon the exercise of such an option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Class A common stock acquired upon the exercise of such option exceeds the exercise price, if any. A sale of Class A common stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Class A common stock on the exercise and sale dates.

•	Incentive stock options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an incentive stock option. If the participant holds shares of Class A common stock purchased pursuant to the exercise of an incentive stock option for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of Class A common stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Class A common stock within two years after the date an incentive stock option is granted or within one year after the exercise of an option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an incentive stock option, however.

•	Restricted stock. A participant will generally recognize ordinary income on receipt of an award of restricted stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Class A common stock acquired exceeds the price he or she has paid for it, if any. Recipients of restricted stock may, however, within 30 days of receiving an award of restricted stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the restricted stock.

•	Stock appreciation rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to the exercise of an award of stock appreciation rights.

•	Restricted stock units, performance units and stock grants. A participant will generally recognize ordinary income on receipt of any shares of Class A common stock, cash or other property in satisfaction of any of these awards under the Amended 2007 Plan.

•	Potential deferred compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the Amended 2007 Plan will be considered “deferred compensation” as that term is defined for purposes of federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the Amended 2007 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

•	Section 162(m) limitations on the Company’s tax deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, the Company will not be entitled to deductions in connection with awards under the Amended 2007 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million limitation of Section 162(m) of the Code. Compensation which qualifies as “performance-based” is not subject to this limitation, however.

New Plan Benefits.  For non-executive key employees, the Board has authorized management to award stock options to purchase up to 1,269,530 shares of our Class A common stock under the Amended 2007 Plan if the plan is approved by stockholders.

	Dollar	Number of
Name and Position or Group	Value ($)	Options

Harald J. Braun, President, Chief Executive Officer and Director	—	0
Thomas L. Cronan, III, Senior Vice President and Chief Financial Officer,	—	0
Paul A. Kennard, Senior Vice President and Chief Technology Officer	—	0
Heinz H. Stumpe, Senior Vice President and Chief Operating Officer	—	0
Shaun McFall, Senior Vice President and Chief Marketing Officer	—	0
Sarah A. Dudash, former Senior Vice President and Chief Financial Officer	—	0
Executive Officer Group	—	0
Non-Executive Director Group	—	0
Non-Executive Officer Employee Group	—	1,269,530

Total		1,269,530

Options Warrants, Rights and Restricted Stock Received Under the 2007 Plan.  The table below sets forth the number of options, warrants, rights and restricted stock received, at any time on or prior to September 18, 2009, by the individuals and groups listed in the table. No additional options, warrants, rights and restricted stock have been granted since such date to the following individuals or groups:

	Number of Shares of	Number of Shares of	Number of Shares of
	Class A Common	Class A Common	Class A Common
	Stock Underlying	Stock Underlying	Stock Underlying
Name and Position	Options	Restricted Stock	Performance Shares

Harald J. Braun, President, Chief Executive Officer and Director	225,486	10,661	117,252
Thomas L. Cronan, III, Senior Vice President and Chief Financial Officer	84,314	0	46,841
Paul A. Kennard, Senior Vice President and Chief Technology Officer	65,251	0	48,730
Heinz H. Stumpe, Senior Vice President and Chief Operating Officer	48,626	0	39,509
Shaun McFall, Senior Vice President and Chief Marketing Officer	38,696	0	31,194
Sarah A. Dudash, former Senior Vice President and Chief Financial Officer(1)	78,820	11,700	40,374

Executive Officer Group	722,267	22,361	445,769

Non-Executive Director Group	0	180,898	0
Charles D. Kissner (nominee for Class A Director)	0	31,444	0
Eric C. Evans (nominee for Class A Director)	0	26,134	0
William A. Hasler (nominee for Class A Director)	0	24,664	0
Clifford H. Higgerson (nominee for Class A Director)	0	24,664	0
Dr. Mohsen Sohi (nominee for Class A Director)	0	24,664	0
Dr. James C. Stoffel (nominee for Class A Director)	0	24,664	0
Edward F. Thompson (nominee for Class A Director)	0	24,664	0
Each associate of any such directors, executive officers or nominees	0	0	0
Each other person who received or is to receive 5% of such options, warrants or rights	0	0	0
Non-Executive Officer Employee Group	31,359	0	16,062

(1)	This amount reflects the number of shares granted to Ms. Dudash as of February 13, 2009. The options expired upon Ms. Dudash’s resignation date.

Vote Required.  Approval of the Amended 2007 Plan requires the affirmative vote of the majority of the shares of our Class A common stock, present in person or represented by proxy and entitled to vote at the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED 2007 STOCK EQUITY PLAN

PROPOSAL NO. 5

APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

We are requesting that the stockholders vote in favor of approving the Company’s Amended and Restated Certificate of Incorporation. In a Board meeting on September 1, 2009, upon recommendation of our Governance and Nominating Committee and subject to stockholder approval, the Board approved certain amendments to be made to the Company’s Amended and Restated Certificate of Incorporation. A copy of the proposed Amended and Restated Certificate of Incorporation is attached as Appendix C to this Proxy Statement.

From the time we acquired Stratex on January 26, 2007, Harris Corporation (“Harris”) owned 32,913,377 shares or 100% of our Class B common stock which approximated 56% of the total shares of our common stock. On March 31, 2009, Harris issued a press release announcing that its Board of Directors approved the spin-off to its shareholders of all the shares of Harris Stratex owned by Harris. The spin-off took place in the form of a taxable pro rata stock dividend payable on May 27, 2009 to the Harris shareholders of record as of 5:30 p.m. Eastern Time on May 13, 2009, the record date for the spin-off dividend. Pursuant to the terms of our existing Amended and Restated Certificate of Incorporation (the “Existing Certificate of Incorporation”), the shares of Class B common stock previously held by Harris were automatically converted into Class A common stock upon the spin-off. Harris shareholders received approximately 0.24 of a share of our Class A common stock for every share of Harris common stock they owned on the record date. As such, only shares of our Class A common stock are outstanding and no shares of Class B common stock are outstanding.

We are not authorized under the Existing Certificate of Incorporation to issue any additional shares of Class B common stock. As a result, since May 27, 2009, our common equity has consisted solely of Class A common stock, and we have no further ability to issue additional shares of Class B common stock.

Accordingly, our Board has approved an amendment to our Existing Certificate of Incorporation that will remove all references to Class B common stock, including but not limited to provisions relating to rights and privileges of Class B common stock (including rights with respect to voting, dividends, rights upon liquidation, pre-emptive rights and the right of its holders to elect and remove Class B directors and engage in corporate opportunities) and the conversion of the Class B common stock into Class A common stock. The amendment to our Existing Certificate of Incorporation would rename our remaining class of equity — our Class A common stock — as simply our “Common Stock”.

Furthermore, pursuant to Article V of our Existing Certificate of Incorporation, the Company initially opted-out of the provisions provided by Section 203 of the Delaware General Corporation Law. Section 203 prohibits an acquirer of more than 15% of the Company’s stock without Board approval from completing a back-end merger or other business combination with the Company within the next three years except (i) if approved by two-thirds of the other stockholders or (ii) made in response to a third party’s acquisition proposal which has been approved by continuing directors. The “opting-out” of Section 203 was no longer effective once Harris’ interest in Company stock dropped below 15%. As such, the terms of Article V of our Existing Certificate of Incorporation no longer apply.

Our Board believes that the adoption of these amendments is advisable because the amendments simplify the Existing Certificate of Incorporation by removing references to the Class B common stock, which is a class of common stock that may no longer be issued by us. Additionally, our Board believes that the amendment to rename the Class A common stock as “Common Stock” will help to eliminate any mistaken belief on the part of the investing public and/or others who report on or follow our publicly-traded equity securities that we may have outstanding another class of common equity. The proposed amendments do not change any substantive provisions of our Existing Certificate of Incorporation (including our Certificate of Designations of Series A Junior Participating Preferred Stock) or alter the rights and privileges pertaining to our Class A common stock or the holders thereof.

Our Board does not believe that there are any disadvantages or anti-takeover effects to these proposed amendments. Further, our Board believes that the proposed amendments will have no impact on the publicly traded shares of Class A common stock or on the share price of the Class A common stock because the proposed amendments are of a “clean up” nature only.

If the Amended and Restated Certificate of Incorporation is approved by the stockholders, Class A directors and Class B directors will all be directors, without any class designation, and all other references to Class A common stock shall refer to our “Common Stock”.

Vote Required

Approval of the Amended and Restated Certificate of Incorporation requires the affirmative vote of the majority of the shares of our Class A common stock entitled to vote at the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OTHER MATTERS

2009 Annual Report

Our annual report for the fiscal year ended July 3, 2009 will be available over the internet and is mailed along with the other proxy materials to all stockholders who request printed copies in the manner specified in the Notice in this Proxy Statement.

Form 10-K

We filed an annual report on Form 10-K for the fiscal year ended July 3, 2009 with the SEC on September 4, 2009. Stockholders may obtain a copy of the annual report on Form 10-K, without charge, by writing to our Secretary, at the address of our offices located at 120 Rose Orchard Way, San Jose, California 95134, or through our website at www.harrisstratex.com.

Other Business

The Board is not aware of any other matter that may be presented for consideration at the annual meeting. Should any other matter properly come before the annual meeting for a vote of the stockholders, the proxy holders will have authority to vote all proxies submitted to them at their discretion as to any matter of which we did not receive notice by September 20, 2009.

Appendix A

HARRIS STRATEX NETWORKS, INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

HARRIS STRATEX NETWORKS, INC.

2010 Employee Stock Purchase Plan

1.  Purpose and History

The purpose of this Plan is to give Employees wishing to do so a convenient means of purchasing Common Stock of the Company through payroll deductions. The Company believes that ownership of Common Stock by Employees will foster greater Employee interest in the Company’s growth and development.

This Plan was adopted by the Board on September 1, 2009. It is the Company’s intention that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed in a manner consistent with the requirements of that Code section.

2.  Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1. Board means the Company’s Board of Directors.

2.2. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.3. Committee means the Compensation Committee of the Board or such other committee delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.4. Common Stock or Stock means the Class A common stock, par value $.01 per share, of the Company.

2.5. Company means Harris Stratex Networks, Inc., a corporation organized under the laws of the State of Delaware.

2.6. Compensation means an Employee’s regular earnings plus commissions, lump sum cash payments of merit pay increases, overtime, short-term disability pay, unused vacation pay, and certain management-approved incentive bonuses.

2.7. Continuous Status as an Employee means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Plan administrator, provided that such leave is for a period of not more than three (3) months, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company and a Covered Entity.

2.8. Contributions means all amounts credited to the account of a Participating Employee pursuant to the Plan.

2.9. Corporate Transaction means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

2.10. Covered Entity means any Subsidiary that may adopt the Plan from time to time in accordance with the procedures set forth in Section 14 hereof with the Company’s consent.

2.11. Effective Date means January 1, 2010.

2.12. Employee means an employee of the Company or a Covered Entity who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year.

2.13. Exchange Act means the Securities Exchange Act of 1934, as amended.

2.14. Fair Market Value has the meaning set forth in Section 6.4(c), below.

2.15. New Plan Period Termination Date has the meaning set forth in Section 12.4, below.

2.16. Participating Employee means an Employee who elects to participate in the Plan pursuant to Section 6.2, below.

2.17. Payroll Deduction means a payroll deduction specified by a Participating Employee to be made from each paycheck during the Plan Period for the purchase of Shares under this Plan.

2.18. Plan means this Harris Stratex Networks, Inc. 2009 Employee Stock Purchase Plan.

2.19. Plan Period Commencement Date means the first day of each Plan Period.

2.20. Plan Period Termination Date means the last day of each Plan Period.

2.21. Plan Period means each successive period described in Section 6.1, at the end of which each Participating Employee shall purchase Shares.

2.22. Purchase Price means with respect to a Plan Period an amount equal to ninety five percent (95%) of the Fair Market Value (as defined in Section 6.4(c) below) of a Share on the Plan Period Termination Date.

2.23. Share means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

2.24. Subsidiary means a corporation, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.  Shares Reserved For The Plan

Subject to adjustment as provided in Section 12 hereof, the number of Shares reserved for issuance hereunder shall be eight hundred fifty thousand (850,000). For purposes of applying the foregoing limitation, if any option expires, terminates or is cancelled for any reason without having been exercised in full, the Shares not purchased or received by the Employee shall again be available for options to be granted under the Plan. Shares issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.  Administration

The Plan shall be administered by the Committee, provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided, further, that the Committee may delegate its duties in order to facilitate the purchase and transfer of Shares and to provide for the day-to-day administration of the Plan with all powers necessary to enable the delegate to carry out its duties in that respect. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each option to be granted by the Company under the Plan. In making such determinations, the Committee may take into account such factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an option granted pursuant to hereto.

5.  Eligibility for Awards

Subject to the requirements of Section 6.2 and the limitations imposed by Section 423(b) of the Code, any Employee shall be eligible to participate in a Plan Period under the Plan as of the applicable Plan Period Commencement Date. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock which would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined on the basis of the Fair Market Value of such stock on the date or dates such option was granted) for each calendar year in which such option is outstanding at any time.

6.  Terms of Participation

6.1. Plan Periods.  Each calendar year shall be divided into four Plan Periods, beginning on the first day of each January, April, July and October and ending on the last day of the immediately following March, June, September and December, respectively. Each such period is referred to herein as a “Plan Period.”

6.2. Election to Participate and Plan Deductions.

(a) Shares shall be offered for purchase under the Plan through a series of successive, non-overlapping Plan Periods until such time as (i) the maximum number of Shares available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated. At any time and from time to time, the Committee may change the duration and/or the frequency of Plan Periods or suspend operation of the Plan with respect to Plan Periods not yet commenced.

(b) An eligible Employee may become a Participating Employee in the Plan by completing an enrollment agreement on the form provided by the company and filing it with the Company prior to the Company’s enrollment deadline for the Plan Period in which such Employee desires to participate, unless a later time for filing the subscription agreement is set by the Committee for all eligible Employees with respect to a given Plan Period. The enrollment agreement shall set forth the percentage of the Employee’s Compensation (subject to Section 6.2(c) below) to be paid as Contributions pursuant to the Plan. Payroll deductions shall commence on the first payroll following the Plan Period Commencement Date and shall end on the last payroll paid on or prior to the Plan Period Termination Date, unless sooner terminated by the Participating Employee as provided in Section 6.7.

(c) A Participating Employee may elect to have payroll deductions taken from each payroll during any Plan Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (or such other percentage as the Committee may establish from time to time before any Plan Period Commencement Date) of such Participating Employee’s Compensation on each payroll date during the Plan Period. All payroll deductions made by a Participating Employee shall be credited to his or her account under the Plan. No interest shall accrue on Contributions to the Plan. A Participating Employee may not make any additional payments into such account.

(d) Unless the Committee announces otherwise before the start of a particular Plan Period, an eligible Employee’s enrollment agreement in effect at the end of one Plan Period will remain in effect for each subsequent Plan Period.

(e) A Participating Employee may discontinue his or her participation in the Plan as provided in Section 6.7. In addition, if the Committee has so announced to Employees at least five (5) days prior to the scheduled beginning of the next Plan Period to be affected by the Committee’s determination, a Participating Employee may, on one occasion only during each Plan Period, change the rate of his or her Contributions with respect to the Plan Period by completing and filing with the Company a new enrollment agreement authorizing a change in the payroll deduction rate; provided, however, that no such change shall enable a Participating Employee to resume Contributions other than as of a Plan Period Commencement Date following a withdrawal of Contributions during a Plan Period pursuant to Section 6.7. Any such change in payroll deduction rate shall be effective as of the first payroll period following the date of filing of the new enrollment agreement, if the agreement is filed at least ten (10) business days prior to such period and, if not, as of the second following payroll period.

(f) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5 herein, a Participating Employee’s Payroll Deductions may be decreased during any Plan Period to zero percent (0%). Payroll Deductions reduced to zero percent (0%) in compliance with this Section 6.2(f) shall re-

commence automatically at the rate provided in such Participating Employee’s enrollment agreement at the beginning of the next Plan Period, unless terminated by the Participating Employee as provided in Section 6.7.

(g) Any amounts left over in a Participating Employee’s account upon expiration or termination of the Plan (or upon a withdrawal by a Participating Employee or upon a Participating Employee purchasing the maximum dollar amount or number of shares hereunder) shall be returned to the Participating Employee.

6.3. Shares.

(a) If the Committee determines that, on a given Plan Period Termination Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Plan Period Commencement Date, or (ii) the number of shares available for sale under the Plan on such Plan Period Termination Date, then the Company shall make a pro rata allocation of the Shares available for purchase on such Plan Period Termination Date in as uniform a matter as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participating Employees exercising options to purchase Common Stock on such Plan Period Termination Date. The Company shall make pro rata allocation of the Shares available on the Plan Period Commencement Date pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Plan Period Commencement Date.

(b) The Participating Employee shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a Participating Employee under the Plan will be registered in the name of the Participating Employee.

6.4. Grant of Options.

(a) A Participating Employee shall be granted a separate purchase right for each Plan Period in which he or she participates. The purchase right shall be granted on the Plan Period Commencement Date for the Plan Period and shall provide the Participating Employee with the right to purchase Shares upon the terms set forth below.

(b) The number of Shares purchasable by a Participating Employee on each Plan Period Termination Date during the Plan Period, pursuant to Section 6.5 below, shall be determined by dividing such Employee’s Contributions accumulated during such Plan Period prior to such Plan Period Termination Date and retained in the Participating Employee’s account as of the Plan Period Termination Date by the applicable Purchase Price. However, the maximum number of Shares a Participating Employee may purchase during each Plan Period shall be determined by the Committee and announced to Employees at least five (5) days prior to the scheduled beginning of the next Plan Period to be affected by the Committee’s determination, provided further that such purchase shall be subject to the limitations set forth in Sections 6.2(c).

(c) The fair market value of the Shares on a given date (the “Fair Market Value”) means the value of a share of common stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of the common stock as of any date, is the closing price for the common stock as reported by the NASDAQ Global Market (or on any other national securities exchange on which the common stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

6.5. Exercise.  Unless a Participating Employee withdraws from the Plan as provided in Section 6.7, each purchase right shall be automatically exercised on each Plan Period Termination Date, and Shares shall accordingly be purchased on behalf of each Participating Employee on each such Plan Period Termination Date. The purchase shall be effected by applying the Participating Employee’s Payroll Deductions for the Plan Period ending on such Plan Period Termination Date to the purchase of Shares (subject to the limitation on the maximum number of Shares purchasable per Participating Employee on any one Plan Period Termination Date) at the Purchase Price in effect for the Participating Employee for that Plan Period Termination Date. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participating Employee on the Plan Period Termination Date. During his or her lifetime, a Participating Employee’s option to purchase Shares hereunder is exercisable only by him or her.

6.6. Delivery.  As promptly as practicable after each Plan Period Termination Date, the Company shall arrange the delivery to each Participating Employee, as appropriate, of the Shares purchased upon exercise of his or her option.

6.7. Voluntary Withdrawal; Termination of Employment.

(a) A Participating Employee may withdraw all but not less than all of the Contributions credited to his or her account under the Plan at any time prior to each Plan Period Termination Date by giving written notice to the Company in accordance with the Company’s policy regarding withdrawal from the Plan. All of the Participating Employee’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current Plan Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made (or will be permitted to be made) during the Plan Period.

(b) Upon termination of the Participating Employee’s Continuous Status as an Employee prior to a Plan Period Termination Date for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 8, and his or her option will be automatically terminated.

(c) In the event a Participating Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Plan Period in which the Employee is a Participating Employee, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account and remaining there will be returned to him or her and his or her option terminated.

(d) A Participating Employee’s withdrawal during a Plan Period will not have any effect upon his or her eligibility to participate in a succeeding Plan Period or in any similar plan which may hereafter be adopted by the Company.

7.  No Special Service Rights

Nothing contained in this Plan shall confer upon any Employee any right with respect to the continuation of his or her employment with the Company or any Covered Entity or any other entity, corporation, partnership, limited liability company or business trust controlling, controlled by or under common control with the Company, or interfere in any way with the right of any such entity, subject to the terms of any separate employment agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment relationship or to increase or decrease, or otherwise adjust, the other terms and conditions of the Employee’s employment.

8.  Designation of Beneficiary

8.1.  A Participating Employee may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participating Employee’s account under the Plan in the event of such Participating Employee’s death subsequent to the end of a Plan Period but prior to delivery to him or her of such Shares and cash. Any such beneficiary shall also be entitled to receive any cash from the Participating Employee’s account under the Plan in the event of such Participating Employee’s death during a Plan Period.

8.2.  Such designation of beneficiary may be changed by the Participating Employee at any time by written notice. In the event of the death of a Participating Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participating Employee’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participating Employee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participating Employee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

9.  Transferability of Options and Shares

Neither Contributions credited to a Participating Employee’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 8) by the Participating Employee. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 6.7. In addition, if the Committee has so announced to Participating Employees at least five (5) days prior to the scheduled beginning of the next Plan Period, any Shares acquired on the Plan Period Termination Date of such Plan Period may be subject to restrictions specified by the Committee on the transfer of such Shares. Any Participating Employee selling or transferring any or all of his or her Shares purchased pursuant to the Plan must provide written notice of such sale or transfer to the Company within five (5) business days after the date of sale or transfer. Such notice to the Company shall include the gross sales price, if any, the Plan Period during which the Shares being sold were purchased by the Participating Employee, the number of Shares being sold or transferred and the date of sale or transfer.

10.  Use of Funds

All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions from its other assets.

11.  Reports

Individual accounts will be maintained for each Participating Employee in the Plan. Statements of account will be given to Participating Employees at least annually, which statements will set forth, with respect to the immediately prior calendar year, the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

12.  Adjustments Upon Changes in Capitalization; Corporate Transactions

12.1. Adjustment in General.  All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the date of the Board’s adoption of this Plan. If subsequent to that date the outstanding Shares (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to Shares, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 3, (ii) the numbers and kinds of shares or other securities subject to the then outstanding options, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options.

12.2. Adjustment Upon the Occurrence of Certain Unusual or Nonrecurring Events.  In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Common Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding options and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, options in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

12.3. Related Matters.  Any adjustment in Awards made pursuant to Section 12.1 or 12.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms which the Committee may deem necessary or appropriate so as to ensure the rights of the Participating Employees in their respective options are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 12.

12.4. Corporate Transactions.  In the event of a Corporate Transaction that is a dissolution or liquidation of the Company, the Plan Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, the Plan Period then in progress shall be shortened and a new Plan Period Termination Date shall be set (the “New Plan Period Termination Date”), as of which date the Plan Period then in progress will terminate. The

New Plan Period Termination Date shall be on or before the date of consummation of the transaction and the Committee shall notify each Participating Employee in writing, at least ten (10) days prior to the New Plan Period Termination Date, that the Plan Period Termination Date for his or her option has been changed to the New Plan Period Termination Date and that his or her option will be exercised automatically on the New Plan Period Termination Date, unless prior to such date he or she has withdrawn from the Plan Period as provided in Section 6.7. For purposes of this Section 12.4, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 12); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of common stock in the transaction.

13.  Settlement of Awards

13.1. Violation of Law.  Notwithstanding any other provision of the Plan to the contrary, if, at any time, in the reasonable opinion of the Company, the issuance of Shares pursuant to the Plan may constitute a violation of law, then the Company may delay such issuance of such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the Shares are, at the time of the issue of such Shares, effectively registered under the Securities Act of 1933; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such Shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

13.2. Corporate Restrictions on Rights in Stock.  Any Shares to be issued pursuant to the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

13.3. Investment Representations.  The Company shall be under no obligation to issue any Shares unless the Shares to be issued pursuant to the Plan have been effectively registered under the Securities Act of 1933, as amended.

13.4. Placement of Legends; Stop Orders; etc.  Each Share to be issued pursuant to the Plan may bear a reference to any applicable restriction under the Plan. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.  Adopting Subsidiaries

Any Subsidiary of the Company may request that its Employees be allowed to participate in the Plan in accordance with procedures to be adopted by the Board. The Board of Directors of the Company may, in its sole discretion, approve or reject any such request. Any such Subsidiary whose request is approved by the Board of Directors shall be referred to herein as a “Covered Entity.” In addition, the Board of Directors of the Company may determine, in its sole discretion, that a Subsidiary that is a Covered Entity will cease to be a Covered Entity with respect to Plan Periods not yet commenced.

15.  Amendment and Termination

(a) The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Except as provided in Section 12, no termination of the Plan may affect options previously granted, provided that the Plan or a Plan Period may be terminated by the Board on a Plan Period Termination Date or by the Board’s setting a new Plan Period Termination Date with respect to a Plan Period then in progress if the Board determines that termination of the Plan and/or any Plan Period is in the best interests of the Company and its stockholders or if continuation of the Plan and/or a Plan Period would cause the Company to incur adverse accounting charges as a result of the Plan. Except as provided in Section 12 or this Section 15, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any Participating Employee.

(b) In addition to the foregoing, without stockholder consent and without regard to whether any Participating Employee rights may be considered to have been adversely affected, the Committee shall be entitled to change the Plan Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars (if applicable), permit payroll withholding in excess of the amount designated by a Participating Employee to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participating Employee properly correspond with amounts withheld from the Participating Employee’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

16.  Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to a Participating Employee, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report. In addition, the Company may, in its sole discretion, deliver any documents related to the Plan by electronic means or request that Participating Employee communicate with the Company with respect to the Plan by electronic means. By participating in the Plan, each Participating Employee will have consented to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout the Participating Employee’s term of employment or service with the Company and thereafter until withdrawn in writing by Participant.

17.  Governing Law

The Plan and all options and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof.

18.  Term of Plan

The Plan shall become effective January 1, 2010 and shall continue in effect until terminated pursuant to Section 15.

Appendix B

PROPOSED

HARRIS STRATEX NETWORKS, INC.
2007 STOCK EQUITY PLAN
(As Amended and Restated Effective November 19, 2009)

HARRIS STRATEX NETWORKS, INC.

2007 Stock Equity Plan

(As Amended and Restated Effective November 19, 2009)

1.  Purpose

This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options. This Plan has been amended and restated effective November 19, 2009 (the “Plan Restatement Effective Date”) to increase the number of shares available for issuance pursuant to Awards and for certain other purposes.

2.  Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1. Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

2.2. Acquisition means a merger or consolidation of the Company into another person (i.e., which merger or consolidation the Company does not survive) or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3. Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4. Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.5. Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.6. Board means the Company’s Board of Directors.

2.7. Change of Control means the occurrence of any of the following:

(a) the consummation of any merger, consolidation, share exchange or Acquisition, unless immediately following such merger, consolidation, share exchange or Acquisition at least 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such merger, consolidation or share exchange, or the entity which has acquired all or substantially all of the assets of the Company (in the case of an asset sale that satisfies the criteria of an Acquisition) (in either case, the “Surviving Entity”), or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”) is represented by Company securities that were outstanding immediately prior to such merger, consolidation, share exchange or Acquisition (or, if applicable, is represented by shares into which such Company securities were converted pursuant to such merger, consolidation, share exchange or Acquisition), or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act), other than through a merger, consolidation, share exchange or Acquisition, of securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities other than (i) an employee benefit plan of the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals each of whom meet one of the following criteria: (i) have been a Board member continuously since the adoption of this Plan or the beginning of such 36 month period, or (ii) have been elected or nominated during such 36 month period by at least a majority of the Board members that (x) belong to the same class of director as such Board member and (y) satisfied the criteria of this subsection (c) when they were elected or nominated

2.8. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9. Committee means the Compensation Committee of the Board, or such other committee of the Board to which such authority may be granted from time to time, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.10. Company means Harris Stratex Networks, Inc., a corporation organized under the laws of the Delaware.

2.11. Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.12. Grant Date means the date as of which an Award is granted, as determined under Section 7.1(a).

2.13. Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14. Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

2.15. Nonstatutory Option means any Option that is not an Incentive Option.

2.16. Option means an option to purchase shares of Stock.

2.17. Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.18. Participant means any holder of an outstanding Award under the Plan.

2.19. Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

2.20. Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

2.21. Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.

2.22. Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

2.23. Plan means this 2007 Stock Equity Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.24. Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.25. Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.26. Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.27. Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28. Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29. Stock means Class A common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.30. Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.31. Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.32. Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.  Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the seventh anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.  Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 10,400,000 shares of Stock, subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation,

(a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its then Market Value as a means of effecting its forfeiture, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan;

(b) any Stock Appreciation Right settled in stock shall be taken into account based on the notional number of shares covered by such Right rather than the number of shares issued on exercise thereof;

(c) each share of Stock issued pursuant to or subject to outstanding Awards granted after the Plan Restatement Effective Date, other than under any Option or Stock Appreciation Right, shall count as 1.31 shares of Stock (but if forfeited, or repurchased at less than its then Market Value as a means of effecting forfeiture, shall again be taken account as 1.31 shares of Stock available under the limitation); and

(d) settlement of any Award shall not count against the foregoing limitation except to the extent settled in the form of Stock.

Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.  Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants (but in no event to any non-employee member of the Board or of any board of directors (or similar governing authority)

of any Affiliate), in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.  Authorization of Grants

6.1. Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 10% of the aggregate number of shares of Stock subject to the Plan.

6.2. General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3. Effect of Termination of Employment, Etc.  Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than 3 months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

6.4. Non-Transferability of Awards.  Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the

Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.  Specific Terms of Awards

7.1. Options.

(a) Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b) Exercise Price.  The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall be not less than 100% of the Market Value of Stock on the Grant Date.

(c) Option Period.  No Incentive Option may be exercised on or after the seventh anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the seventh anniversary of the Grant Date.

(d) Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e) Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, by delivery to the Company shares of Stock having a Market Value equal to the exercise price of the shares to be purchased.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

(f) Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g) Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2. Stock Appreciation Rights.

(a) Tandem or Stand-Alone.  Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b) Exercise Price.  Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c) Period.  No Stock Appreciation Right may be exercised on or after the seventh anniversary of the Grant Date.

(d) Other Terms.  Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option.

7.3. Restricted Stock.

(a) Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Shares.  Shares of Restricted Stock awarded pursuant to a Restricted Stock Award shall be issued as certificates or recorded in book-entry form, subject to subsection (c) below. Such shares shall be registered in the name of the Participant. Any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee.

(c) Escrow of Shares.  The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d) Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

(f) Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered, and the restrictive legends shall be promptly removed from any book-entry registrations for such shares.

7.4. Restricted Stock Units.

(a) Character.  Each Restricted Stock Unit shall entitle the recipient to such shares of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b) Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5. Performance Units.

(a) Character.  Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

(b) Earning of Performance Units.  The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

(c) Form and Timing of Payment.  Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6. Stock Grants.  Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7. Qualified Performance-Based Awards.

(a) Purpose.  The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

(b) Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c) Applicability.  This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

(d) Discretion of Committee with Respect to Qualified Performance-Based Awards.  Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than three (3) months after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e) Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f) Maximum Award Payable.  The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

(g) Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

7.8. Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.  Adjustment Provisions

8.1. Adjustment for Corporate Actions.  All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Plan Restatement Effective Date. Subject to Section 8.2, if subsequent to the Plan Restatement Effective Date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2. Treatment in Certain Acquisitions.  Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition in which outstanding Awards are not Accelerated in full pursuant to Section 9, any then outstanding Awards shall nevertheless Accelerate in full to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

8.3. Cancellation and Termination of Awards.  The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the fair market value of the Common Stock and the purchase price per share (if any) under the Award multiplied by the number of shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

8.4. Dissolution or Liquidation.  Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and SAR shall terminate, but the Optionee or SAR holder (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or SAR to the extent exercisable on the date of dissolution or liquidation.

8.5. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.6. Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

9.  Change of Control

Upon the occurrence of a Change of Control:

(a) any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate if and to the extent so provided in the Award Agreement or so determined by the Committee;

(b) any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals shall lapse if and to the extent so provided in the Award Agreement or so determined by the Committee; and

(c) all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control if and to the extent so provided in the Award Agreement or so determined by the Committee;

None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges. Nor shall the foregoing apply in the case of a Qualified Performance-Based Award except to the extent the foregoing would not interfere with the qualification of the Award under 162(m) of the Code at any time prior to a Change of Control (so that, for example, if a Change of Control occurs but does not constitute a change of control within the meaning of Section 162(m) of the Code, there shall be no Acceleration of any Qualified Performance-Based Award pursuant to this Section 9, but if the Change of Control does constitute a change of control within the meaning of Section 162(m) of the Code, then the Award shall Accelerate to the extent provided above regardless of whether it thereafter ceases to qualify as a Qualified Performance-Based Award).

10.  Settlement of Awards

10.1. In General.  Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2. Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

10.3. Corporate Restrictions on Rights in Stock.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

10.4. Investment Representations.  The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5. Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.6. Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

10.7. Tax Withholding.  Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

11.  Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.  Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.  Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.  Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.  Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan.

Notwithstanding the foregoing,

(a) the Board may not amend the Plan to (i) change the description of the persons eligible for Awards under the Plan (ii) increase the number of shares of Stock available under the Plan except as necessary to carry out the provisions of Section 8 (concerning certain adjustments attributable to corporate actions and other events), or

(iii) change the basis on which shares under any Award are taken into account for purposes of the limitation on the number of shares of Stock available under the Plan, without shareholder approval;

(b) neither the Board nor the Committee may reprice any outstanding Award, whether by amendment, by cancellation and regrant, or by reacquiring any outstanding Award in consideration of the grant of a new Award or the payment of other compensation, without shareholder approval; and

(c) no amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the recipient’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

16.  Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

17.  Severability

If any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

18.  Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the state of Delaware, without regard to the conflict of laws principles thereof.

Appendix C

PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The proposed amendments would amend and restate our current Amended and Restated Certificate of Incorporation to read as follows:

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HARRIS STRATEX NETWORKS, INC.

Article I

Name

The name of the Corporation is Harris Stratex Networks, Inc.

Article II

Registered Agent

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, the City of Wilmington, County of New Castle, and the name of its registered agent at that address is The Corporation Trust Company.

Article III

Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

Article IV

Capitalization

(a) Capitalization.  The total number of shares of all classes that this Corporation is authorized to issue is 350,000,000 shares, of which (i) 50,000,000 shares shall be designated as preferred stock, par value $0.01 per share (the “Preferred Stock”), and (ii) 300,000,000 shares shall be designated as common stock, par value $0.01 per share (the “Common Stock”). Upon the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Filing Time”), each share of common stock of the Corporation, however designated, issued and outstanding immediately prior thereto (“Old Common Stock”), shall be automatically reclassified as one validly issued, fully paid and non-assessable share of Common Stock without any further action on the part of the Corporation or by the holder thereof. Each certificate formerly representing a share or shares of Old Common Stock shall automatically represent from and after the Filing Time, without any further action on the part of the Corporation or any holder thereof, a number of shares of Common Stock equal to the number of shares of Old Common Stock represented by such certificate immediately prior to the Filing Time.

(b) Preferred Stock.  Shares of Preferred Stock may be issued in one or more series from time to time by the Board, and the Board is expressly authorized to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock, including without limitation the following:

(i) the distinctive serial designation of such series which shall distinguish it from other series;

(ii) the number of shares included in such series;

(iii) the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;

(iv) whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

(v) the amount or amounts which shall be payable out of the assets of the corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up the Corporation, and the relative rights of priority, if any, of payment of the shares of such series;

(vi) the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;

(vii) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(viii) whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon happening of a specified event or events, into shares of any other class or classes of stock of the Corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable thereto; and

(ix) whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if so the terms of such voting rights.

Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any class or series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of such class or series, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL. The Board has designated a series of its Series A Junior Participating Preferred Stock pursuant to a Certificate of Designations duly filed with the Secretary of State of Delaware on April 21, 2009, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Article V

Directors

The number of directors (the “Directors”) that shall constitute the whole Board shall be fixed from time to time pursuant to the amended and restated bylaws of the Corporation, as may be further amended from time to time (the “Bylaws”).

Article VI

Limitation of Liability

A Director shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended. If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the liability of Directors to the Corporation or its stockholders, then without any further action by any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, government entity or other entity of any kind or nature such liability shall be so limited or eliminated to the fullest extent permitted by the DGCL as so amended. No adoption, amendment, modification or repeal of this Article VI or any other provision of this Amended and Restated Certificate of Incorporation shall adversely affect any right or protection of a Director existing at the time of such adoption, amendment, modification or repeal with respect to acts or omissions occurring prior to such time.

Article VII

Bylaws

In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, repeal, alter, amend and rescind from time to time any or all of the Bylaws of the Corporation.

Article VIII

Amendment of Amended and Restated Certificate of Incorporation

This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

[Exhibit A- No changes to existing Certificate of Designations of Series A Junior Participating Preferred Stock filed with the Secretary of State of Delaware on April 21, 2009.]

Harris Stratex Networks, Inc.

ANNUAL MEETING OF HARRIS STRATEX NETWORKS, INC.

Date: November 19, 2009
Time: 2:30 P.M. (Pacific Time)
Place: 120 Rose Orchard Way, San Jose, CA 95134

Please make your marks like this: ☒ **Use dark black pencil or pen only**

Board of Directors Recommends a Vote **FOR** proposals 1, 2, 3, 4 and 5.

1: Election of Class A Directors

01. Charles D. Kissner	05. Clifford H. Higgerson
02. Harald J. Braun	06. Dr. Mohsen Sohi
03. Eric C. Evans	07. Dr. James C. Stoffel
04. William A. Hasler	08. Edward F. Thompson

Vote For All Nominees	Withhold Vote From All Nominees	*Vote For All Except
☐	☐	☐

***INSTRUCTIONS:** To withhold authority to vote for any nominee, mark the "Exception" box and write the number(s) in the space provided to the right.

	For	Against	Abstain	Directors Recommend ↓
2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2010.	☐	☐	☐	For
3: Approval of the 2010 Employee Stock Purchase Plan.	☐	☐	☐	For
4: Approval of the Amended and Restated 2007 Stock Equity Plan.	☐	☐	☐	For
5: Approval of the Amended and Restated Certificate of Incorporation.	☐	☐	☐	For

To attend the meeting and vote your shares in person, please mark this box. ☐

Authorized signatures - This section must be completed for your instructions to be executed.

Please Sign Here ______ Please Date Above ______

Please Sign Here ______ Please Date Above ______

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Harris Stratex Networks, Inc.

Annual Meeting of Harris Stratex Networks, Inc. to be held on Thursday, November 19, 2009 for Holders as of September 22, 2009

VOTED BY:

INTERNET

Go To
www.proxypush.com/HSTX
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

866-821-8164
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

By signing the proxy, you revoke all prior proxies and appoint Meena Elliott, Vice President, General Counsel and Secretary, with full power of substitution to vote your shares on matters shown on the Voting Instruction Form and any other matters that may come before the Annual Meeting and all adjournments.

All votes must be received by 5:00 P.M., Eastern Time, November 18, 2009.

PROXY TABULATOR FOR

HARRIS STRATEX NETWORKS, INC.
C/O MEDIANT COMMUNICATIONS
P.O. BOX 8016
CARY, NC 27512-9903

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